                                                                   EXHIBIT 10.11

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Security Agreement"), made and entered into as of December 19, 2003, is executed and delivered by REPUBLIC ENGINEERED PRODUCTS, INC., a Delaware limited liability company, (the "Company"), as debtor, whose address is 3770 Embassy Parkway, Fairlawn, Ohio 44333, to THE DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO (the "Director") as secured party, whose address is Department of Development, 77 South High Street, P.O. Box 1001, Columbus, Ohio 43216-1001, under the circumstances summarized in the following recitals (the capitalized terms not defined in the recitals are being used therein as defined in Article I hereof:

      A. Pursuant to the Amended and Restated Asset Purchase Agreement by and among PAV Republic, Inc., Republic Engineered Products LLC, N&T Railway Company LLC, and Blue Steel Capital Corp. dated December 16, 2003 (the "Purchase Agreement"), to which reference is hereby made and a counterpart of which is on file and available for inspection at the Notice Address of the Director, the PAV Republic. Inc. agreed to assume all obligations and liabilities of the March 20, 2003 loan from the Director of Development of the State of Ohio to Republic Engineered Products LLC in the maximum principal sum of Five Million Dollars ($5,000,000) (the "Ohio Loan").

      B. Pursuant to the Assignment and Assumption Agreement between PAV Republic, Inc., and the Company dated December 19, 2003, PAV Engineered Products, Inc. assigned such rights and obligations under the Purchase Agreement to the Company.

      C. As set forth in the Purchase Agreement, the Ohio Loan is evidenced by the above referenced Loan Agreement and is further evidenced by the Note delivered to the Director, the Company has agreed to repay the Loan by making payments to the Director at such times and in such amounts as are set forth in the Note.

      NOW, THEREFORE, as an inducement to and in consideration of the Loan made to Republic Engineered Products LLC by the Director and now assumed by the Company and pursuant to the Loan Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of securing: (i) all payments to be made by the Company under the Loan Documents, including without limitation, the Loan Agreement, the Note and this Security Agreement, together with interest and monthly service fees as provided therein and herein, (ii) any amounts advanced or costs incurred by the Director with respect to the Collateral, including but not limited to amounts advanced or costs incurred for the payment of taxes, assessments, insurance premiums or amounts advanced or costs incurred for the protection of the Collateral or enforcement of this Security Agreement, the Note and the other Loan Documents, together with interest and monthly service fees thereon as provided therein and herein, and (iii) the performance and observance of each covenant and agreement of the Company contained in this Security Agreement, the Loan Agreement, Note and the other Loan Documents, the Company does hereby grant, bargain, sell, convey, assign, pledge, grant a lien and security interest in and transfer unto the Director, the Director's successors and assigns, the following property:

      (a) the Project Equipment, together with any and all proceeds (as defined in the Commercial Code) therefrom and products therefrom and products thereof; and

      (b) all additions, parts, accessories, attachments and accessions to the Project Equipment or replacements thereof affixed to or used in connection therewith; and;

      (c) all other machinery, equipment and parts which the Company may acquire in substitution therefor, or in replacement of the Project Equipment; and

      (d) all rent, revenues, payments, repayments, income, charges and moneys derived by the Company from the lease, sale or other disposition of the Project Equipment and the proceeds from any insurance or condemnation award pertaining thereto.

      TO HAVE AND TO HOLD the Collateral unto the Director, as the secured party, the Director's successors and assigns, forever,

      AND, IT IS HEREBY COVENANTED that this Security Agreement is given, and the Collateral is to be held, in the manner and to the extent, and applied subject to the further terms, herein set forth.

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

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1. Use of Defined Terms. In addition to the words and terms elsewhere defined in this Security Agreement or by reference to the Loan Agreement or other instruments, the words and terms set forth in Section 1.2 hereof shall have the meanings therein set forth unless the context or use indicate a different meaning or intent. Such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms therein defined.

      Section 1.2. Definitions. As used herein:

      "Collateral" means the property described in paragraphs (a) through (d) of the granting clauses hereof.

      "Commercial Code" means Chapters 1301 through 1309, inclusive, Ohio Revised Code, as from time to time amended.

      "Event of Default" means any of the events described as an Event of Default in Section 6.2 hereof.

      "Independent Counsel" means any attorney or firm of attorneys selected by the Director and duly admitted to practice law before the highest court of the State.

      "Indenture Trustee" means the Indenture Trustee as defined in the Loan Agreement.

      "Insurance Requirements" means those insurance requirements described in
Section 4.1 hereof.

      "Interest Rate for Advances" means that rate per annum equal to the lesser of (i) eighteen percent (18%), or (ii) the maximum rate permitted by law.

      "Legal Requirements" means those legal requirements described in Section
4.1 hereof.

      "Loan" means the loan by the Director to the Company in the total sum of the Loan Amount, as defined in the Loan Agreement.

      "Loan Agreement" means the Loan Agreement by and between the Director and the Company, of even date herewith, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time.

      "Loan Documents" means the Loan Documents as defined in the Loan Agreement, as each of the same may be amended, modified, supplemented, extended, restated or replaced from time to time.

      "Net Proceeds" means, when used with respect to any insurance proceeds or condemnation award or amount received for transfer in lieu of condemnation, the gross proceeds thereof less the payment of all expenses, including attorneys' fees, incurred in connection with the collection of such gross proceeds.

      "Note" means the Cognovit Promissory Note of even date herewith in the principal amount of Five Million Dollars ($5,000,000), executed and delivered by the Republic Engineered Products LLC to the Director in connection with the Loan and assumed by the Company, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time.

      "Notice Address" means:

            (a)   As to the Director:  Department of Development
                                       Economic Development Finance Division
                                       28th Floor
                                       77 South High Street
                                       P.O. Box 1001
                                       Columbus, Ohio 43216-1001
                                       Attn: Loan Servicing

            (b)   As to the Company:   Republic Engineered Products, Inc
                                       3770 Embassy Parkway
                                       Fairlawn, Ohio 44333
                                       Attn: ___________________________

or such different address or addressee, written notice of which is given under
Section 7.12 of this Security Agreement.

      "Permitted Encumbrances" means the mortgages, liens, pledges, security interests and other items set forth in EXHIBIT B attached hereto.

      "Project Equipment" means the equipment, machinery and other personal property described in EXHIBIT A attached hereto, as from time to time amended, modified or supplemented.

      "Project Site" means the Company's place of business where the Project Equipment is (or will be) located, specifically 1807 East 28th Street, Lorain, Ohio 44055, and further described on EXHIBIT C attached hereto.

      "Required Property Insurance Coverage" means at all times, to provide, maintain and keep in force the following policies of insurance:

      (a) Insurance against loss or damage to the Project Equipment with coverage on an "all risk" basis, including but not limited to the perils of flood and earthquakes, in an amount equal to (i) one hundred ten percent (110%) of the principal amount of the Note outstanding, or (ii) the full replacement cost of the Project Equipment, whichever is less, and with not more than Ten Thousand Dollars ($10,000) deductible from the loss payable for any casualty; provided, however, that flood insurance must be provided only if the Project, as defined in the Loan Agreement, is located in a "Flood Hazard Area" as defined by the United States Department of

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

            Housing and Urban Development in the Flood Disaster Protection Act of 1973. The policies of insurance carried in accordance with this subparagraph (a) shall contain a "Replacement Cost Endorsement".

      (b) If requested by the Director, reasonable business interruption insurance or loss of "rental value" insurance, or both, in such amounts as are satisfactory to the Director, but no more than the outstanding principal balance of the Loan.

      (c) During the course of any installation or repair activities on the Project Site, the Required Public Liability Insurance Coverage.

      (d) During the course of any installation or repair activities on the Project Site, evidence of workers' compensation coverage, including employer's liability insurance, for all employees of the Company engaged in or with respect to such installation or repair in such amount as is reasonably satisfactory to the Director, or, if such amounts are established by law, in such amounts.

      (e) Insurance against loss or damage to personal property by fire and other risks covered by insurance of the type now known as "fire and extended coverage".

      (f) Such other insurance, and in such amounts, as may from time to time reasonably be required by the Director against the same or other hazards.

      All policies of insurance required by the terms of this Security Agreement shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of the Company which might otherwise result in forfeiture of said insurance, and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against the Company.

      "Required Public Liability Insurance Coverage" means comprehensive public liability insurance against injury, loss and damage to persons (including death) and property in an amount which is not less than $1,000,000 for injury to persons (including death) per occurrence and not less than $500,000 for damage to property per occurrence or such additional amounts as may from time to time be required by the Director, with not more than a $50,000 deductible from the loss payable with respect to each occurrence.

      "Senior Notes" means the Senior Notes as defined in the Loan Agreement.

      "Senior Note Documents" means the Senior Note Documents as defined in the Loan Agreement.

      "Security Agreement" means this Security Agreement, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time.

      "State" means the State of Ohio.

      "UCC Financing Statements" means financing statements evidencing the Director's security interest in the Collateral.

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

      Section 1.3. Certain Words and References. Any reference herein to the Director shall include those succeeding to the Director's functions, duties or responsibilities pursuant to or by operation of law or lawfully performing such functions. Any reference to a section or provision of the Constitution of the State or to the Act (as defined in the Loan Agreement) or to a section, provision, chapter or title of the Ohio Revised Code shall include such section, provision, chapter or title as from time to time amended or supplemented.

      The terms "hereof," "hereby," "herein," "hereto," "hereunder" and similar terms refer to this Security Agreement; and the term "heretofore" means before, and the term "hereafter" means after, the Closing Date (as defined in the Loan Agreement). Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender.

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                                       6

                                   ARTICLE II

                            PRESERVATION OF SECURITY

      Section 2.1. Representations, Warranties and Covenants. The Company represents, warrants and covenants that:

      (a) The Company's exact and full legal name is "Republic Engineered Products LLC." The Company's federal identification number is 02-0626814 and its organizational identification number is 3532518.

      (b) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power, corporate or otherwise, to conduct its business and to own, or hold under lease, its assets and properties. The Company will not change its state of location, name or legal structure without giving the Director at least sixty (60) days prior written notice.

      (c) The Company is qualified to do business as a foreign limited liability company in the State, and in each other jurisdiction wherein the character of the properties owned or held under lease by the Company or the nature of the business conducted or proposed to be conducted by the Company makes such qualification necessary, except in such jurisdiction where the failure to be so qualified, licensed, admitted or approved will not have a material adverse effect on the business, operations or financial condition of the Company. The Company is in full force and effect under the laws of the State.

      (d) The officers/members of the Company executing and delivering this Security Agreement have full power and authority to do so and to carry out the transactions contemplated thereby. The Security Agreement has been duly authorized, executed and delivered by the Company and all steps necessary have been taken to constitute this Security Agreement, when executed and delivered by the respective parties hereto, a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditor's rights, and (2) general principles of equity. The execution and delivery by the Company of this Security Agreement and of the other Loan Documents to which it is a party, does not violate, or constitute a default by the Company under the Company's Certificate of Formation or Operating Agreement, or under any outstanding material indentures, trust agreements, notes, obligations, contracts, agreements, or other instruments to which the Company is a party or by which the Company or the Company's property is bound which would have a material adverse effect.

      (e) Except in such respects as do not impair in any material respect the value or collectibility of the Collateral taken as a whole, the Company (i) is lawfully seized with good and marketable title to the Project Equipment and has (or will have upon acquisition by the Company) good and sufficient title to all improvements and personal property included in the Collateral subject only to Permitted Encumbrances, (ii) has the full right and authority to send and convey the Collateral; and (iii) will warrant and defend to the Director such title to the Collateral and the pledge, lien and security interest of the Director therein and thereon against all claims and demands whatsoever, except as associated with Permitted Encumbrances, and will, except as otherwise herein expressly provided (including Exhibit B hereto), maintain the priority of the pledge, lien and security interest granted by, this Security Agreement upon the Collateral until the Company shall be entitled to defeasance as provided herein.

      (f) Assuming the filing in the appropriate offices of the UCC Financing Statements, the pledge, lien and security interest of this Security Agreement is a good and valid first pledge, lien and security interest on all the Collateral, subject to Permitted Encumbrances.

      (g) The Project Equipment shall be used by the Company in its business and does not and will not constitute inventory or consumer goods within the meaning of the Commercial Code.

      (h) The Project Equipment shall remain in the Company's possession or control at all times at the Company's risk for loss and shall be kept at, and shall not without prior written consent of the Director be removed from the Project Site except as otherwise herein provided, which consent shall not be unreasonably withheld.

      (i) If, with respect to any part of the Collateral, any negotiable certificate of title or similar negotiable document, except negotiable instruments received in the ordinary course of business in collection of accounts receivable, is at any time outstanding, the Company will promptly advise the Director thereof, cause the interest of the Director to be properly and promptly noted thereon, and promptly deliver to the Director any such negotiable certificate or document

      (j) No financing statement or security agreement purporting to cover any of the Collateral has heretofore been signed, authenticated or authorized by the Company or names the Company as "debtor" and no such financing statement or security agreement is now on file with respect to or covering the Collateral in any public office except for financing statements filed in conjunction with Permitted Encumbrances.

      (k) All of the Collateral and all records concerning the Collateral or copies of such records shall be kept and maintained at the Project Site.

      (l) The Company shall, at the Company's own expense, from time to time as requested by the Director take such actions and execute and deliver to the Director all such instruments, supplements, further assurances and security or other agreements as may be required or requested by the Director in order to perfect and continue the Director's pledge, lien and security interest in the

            Collateral hereunder. Upon the failure of the Company to timely comply with any such request of the Director, the Company appoints the Director as the Company's agent and attorney-in-fact to sign or authenticate all such instruments, supplements, further assurances and security and other agreements.

      (m) The Company has not, during the four (4) month period immediately prior to the Closing Date (as defined in the Loan Agreement), conducted business under any names other than Republic Engineered Products LLC.

      Section 2.2. Recordation and Filing. The Company, at the Company's expense, shall cause any UCC Financing Statements, including all necessary amendments, supplements and continuation statements, to be recorded, registered and filed and to be kept recorded, registered and filed in such manner and in such places as may be required to establish, perfect, preserve and protect the pledge, lien and security interest of this Security Agreement as a good and valid first perfected lien and security interest on all personal property, fixtures, and interests therein included in the Collateral (including, without limitation, any such property, fixtures or interests acquired after the execution hereof). Upon the failure of the Company to timely take any action described in the preceding sentence, the Company appoints and authorizes the Director as the Company's agent and attorney-in-fact to authenticate all such UCC Financing Statements, continuation statements and other documents for recording, registering and filing and to record, register and/or file such document(s). If requested by the Director, the Company, at the Company's expense, shall furnish to the Director an opinion of Independent Counsel specifying the action required to be taken by the Company to comply with this Section since the date of this Security Agreement or since the date of the most recent such opinion or stating that no such action is necessary, as applicable.

      Section 2.3. After-Acquired Property. All property of every kind acquired by the Company after the date hereof, which by the terms of Sections (a) through
(d) of the granting clause hereof is intended to be subject to the pledge, lien and security interest of this Security Agreement shall immediately upon the acquisition thereof by the Company, and without further action by Company, become subject to the pledge, lien and security interest of this Security Agreement as fully as though now owned by the Company and specifically described herein. Nevertheless, the Company shall take such actions and execute, acknowledge and deliver such further instruments as the Director shall reasonably require to further evidence or confirm the subjection of any such property to the pledge, lien and security interest of this Security Agreement.

      Section 2.4. Dispositions of Collateral; liens and Encumbrances. Except as otherwise expressly permitted by this Security Agreement, the Company shall not directly or indirectly sell, convey, assign or transfer or otherwise dispose of the Collateral or any part thereof or the interest therein without the prior written consent of the Director. The Company shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Collateral or any part thereof or the interest of the Company or the Director therein or any revenues, income or profit or other sums arising from the Collateral or any part thereof, (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than the pledges, liens and security interests of or granted by this Security Agreement and the Permitted Encumbrances.

      Section 2.5. Security Agreement and Financing Statement. This Security Agreement constitutes a security agreement as to all or any part of the Collateral which is of a nature that a security interest therein can be perfected under the Commercial Code. This Security Agreement also constitutes a financing statement with respect to any and all property included in the Collateral which is or may become fixtures.

      Section 2.6. Actions Under Section 1311.14, Ohio Revised Code. To any applicable extent, the Company hereby authorizes and empowers the Director, at the Director's option, to do all things authorized or required to be done by the Director, as a secured party under Section 1311.14, Ohio Revised Code, as from time to time amended or under any other present or future law of the State relating to the creation or attachment of mechanics', materialmen's or other similar liens.

      Section 2.7. No Claims Against the Director. Nothing contained in this Security Agreement shall constitute any request by the Director, express or implied for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, or be construed to give the Company any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against the Director or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the pledge, lien and security interest of this Security Agreement.

      Section 2.8. The Director's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the pledge, lien or security interest of this Security Agreement upon any portion of the Collateral not then or theretofore released as security for the full amount of all unpaid obligations, the Director may, from time to time and without notice, (a) release any person so liable, (b) extend the maturity or alter any of the terms of any such obligation, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed at any time at the Director's option any parcel, portion or all of the Collateral,
(e) take or release any other or additional security for any obligations herein mentioned, or (f) make compositions or other arrangements with debtors in relation thereto.

      Section 2.9. Security for Advances. In addition to securing the Company's debts and obligations under and pursuant to this Security Agreement, the Loan Agreement, the Note and all other Loan Documents, this Security Agreement is intended to and does secure unpaid balances of advances made pursuant hereto, together with interest thereon at the Interest Rate for Advances from the respective dates of such advances, in addition to all other payments to be made pursuant to the Loan Documents for the payment of items, including but not limited to taxes, assessments, insurance premiums and costs incurred for the protection of the Collateral. In addition, this Security Agreement is intended to, and does, secure the unpaid balances of loan advances and additional advances to be made under the Loan Agreement and obligations under the Loan Agreement after UCC financing Statements evidencing this Security Agreement have been delivered for filing.

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

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                                       11

                                   ARTICLE III

                      TAXES, MECHANICS' LIENS AND INSURANCE

      Section 3.1. Payment of Taxes and Other Governmental Charges. (a) The Company shall pay promptly when due, and before penalty or interest accrue thereon, all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever, foreseen or unforeseen, ordinary or extraordinary, that now or may at any time hereafter be assessed, levied or imposed against or with respect to the Collateral or any part thereof (including without limitation, any taxes levied upon or with respect to the revenues, income or profits of the Company from the Collateral) which, if not paid, may become or be made a lien on the Collateral, or any part thereof or a charge on such revenues, income or profits. The Company shall also pay promptly when due any public or private utility charges and other charges incurred in the operation, maintenance or use of the Collateral.

      (b) Notwithstanding the preceding paragraph, the Company may, at its expense and after prior notice to the Director, by appropriate proceedings diligently prosecuted, contest in good faith the validity or amount of any such taxes, assessments and other charges, and during the period of contest and after notice to the Director, may permit the items so contested to remain unpaid. However, if at any time the Director shall notify the Company that, in the opinion of Independent Counsel, by nonpayment of any such items the pledge, lien or security interest created by this Security Agreement or the interests of the Company or the Director as to any part of the Collateral will be materially affected or the Collateral or any part thereof will be subject to imminent loss or forfeiture, the Company shall promptly pay all such taxes, assessments or charges.

      (c) If any Event of Default shall have occurred, at the request of the Director, the Company shall pay to the Director, on each day that monthly installments of principal, interest and the monthly service fee are payable under the Note, until the Note is paid in full, an amount equal to one-twelfth (1/12) of the annual taxes, assessments or other charges reasonably estimated by the Director to pay the installment of such taxes, assessments or other charges next due on the Collateral. In such event, the Company further agrees to cause all bills, statements or other documents relating to taxes, assessments or other charges to be sent or mailed directly to the Director. Upon receipt of such bills, statements or other documents and providing the Company has deposited sufficient funds with the Director pursuant to this Section, the Director shall pay such amounts as may be due thereunder from the funds so deposited with the Director. If at any time and for any reason the funds deposited with the Director are or will be insufficient to pay such amounts as may then or subsequently be due, the Director shall notify the Company and the Company shall immediately deposit an amount equal to such insufficiency with the Director. Notwithstanding the foregoing, nothing contained herein shall cause the Director to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited by the Company With the Director pursuant to this Section. The Director may commingle said funds with the Director's own funds and with other funds held by the Director, and the Director shall not be obligated to payor allow any interest on any funds held by the Director pending disbursement or application hereunder. The Director may impound or reserve for future payment of taxes, assessments or other charges such portion of such payments made pursuant to the Loan Documents as the Director may reasonably deem proper, applying the balance on the principal of or interest or monthly service fee on the obligations secured hereby. Any penalties imposed as a result of the failure by the Director to make required tax payments in a timely fashion shall be borne by the Company, unless the required deposits have been timely made by the Company. Should the Company fail to deposit with the Director, exclusive of that portion of said payments which has been applied by the Director on the principal of or interest or monthly service fee on the indebtedness secured by the Security Agreement, sums sufficient to fully pay such taxes, assessments or other charges at least thirty (30) days before delinquency thereof, the Director may, at the Director's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to the Director as provided in Section 3.5 hereof, or at the option of the Director, the Director may, without making any advances whatever, apply any sums held by the Director upon any obligations of the Company secured hereby. Should any default occur or exist on the part of the Company in the payment or performance of any of the Company's obligations under the terms of the Loan Documents or any other instrument given to secure the Note, the Director may, at any time at the Director's option, apply any sums or amounts in the Director's hands received pursuant hereto, or as rents or income of the Collateral or otherwise, upon any indebtedness or obligation of the Company secured hereby in such manner and order as the Director may elect. The receipt, use or application of any such sums paid by the Company to the Director hereunder shall not be construed to affect the maturity of any indebtedness secured by this Security Agreement or any of the rights or powers of the Director under the terms of the Loan Documents or any other instrument given to secure the Note, or any of the obligations of the Company under the Loan Documents or any other instrument given to secure the Note.

      Section 3.2. Mechanics' and Other Liens. The Company shall not suffer or permit any mechanics' or other liens to be filed or to exist against the Collateral by reason of work, labor, services or materials supplied or claimed to have been supplied to, for or in connection with the Collateral or the Company or anyone holding the Collateral or any part thereof through or under the Company. If any such lien shall at any time be filed, the Company shall within thirty (30) days after notice of the filing thereof but subject to the right to contest hereinafter set forth, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. Notwithstanding the foregoing, the Company shall have the right, at the Company's own expense and after prior written notice to the Director, by appropriate proceeding timely instituted and diligently prosecuted, to contest in good faith the validity or the amount of any such lien. However, if the Director shall notify the Company that, in the opinion of Independent Counsel, by nonpayment of any such items the pledge, lien or security interest created by this Security Agreement as to any part of the Collateral will be materially affected or the Collateral or any part thereof will be subject to imminent loss or forfeiture, the Company shall promptly cause such lien to be discharged of record, as herein provided. Should the Company fail to cause such lien to be discharged or to contest the validity or amount thereof, within the period aforesaid, then, the Director may, but shall be under no obligation to, discharge the same either by paying the claim or by procuring the discharge of such lien by making a deposit or obtaining a bond, which advances if any shall be secured hereby and shall be repayable to the Director as provided in Section
3.5 hereof.

      Section 3.3. Insurance. (a) The Company shall keep the Collateral continuously insured, with Required Property Insurance Coverage and shall keep and maintain the Required Public Liability Insurance Coverage. All insurance shall be contained in and maintained by means of policies with generally recognized, responsible insurance companies alone or in conjunction with other companies through an insurance trust or other arrangements satisfactory to the Director, and all such companies are to be qualified to do business in the State. All such insurance shall name the Director as an additional insured or as a loss payee, as applicable. The insurance to be provided may be by blanket policies in which event the Company shall furnish the Director with a certificate of insurance for each policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the expiration date. Each policy of insurance shall be written so as not to be subject to cancellation or substantial modification, which phrase shall include any reduction in the scope or limits of coverage, upon less than thirty (30) days advance written notice to the Director. The Company shall deposit with the Director certificates or other evidence satisfactory to the Director that (i) the insurance required hereby has been obtained and is in full force and effect, and (ii) all premiums thereon have been paid in full. At least thirty (30) days prior to the expiration of any such insurance, the Company shall furnish the Director with evidence satisfactory to the Director that such insurance has been renewed or replaced and that all premiums thereon have been paid in full and all insurance policies required hereby are in full force and effect.

      (b) All policies providing the Required Property Insurance Coverage shall contain standard mortgage clauses requiring all proceeds resulting from any claim for loss or damage to the Collateral in excess of Fifty Thousand Dollars ($50,000) to be paid to the Director and any Net Proceeds of insurance providing such coverage shall be paid and applied as provided in Section 5.2 hereof. Any proceeds of policies providing Required Public liability Insurance Coverage shall be applied toward the extinguishment or satisfaction of the liability with respect to which such insurance proceeds have been paid

      (c) In the event the Company fails to provide, maintain, keep in force, deliver or furnish to the Director the policies of insurance required by this Section, the Director may procure such insurance or single-interest insurance for such risks covering the Director's interest, and the Company shall pay all premiums thereon promptly upon demand by the Director, and until such payment is made by the Company, the amount of all such premiums, together with interest thereon at the Interest Rate for Advances from the date thereof in addition to all other payments to be made by the Company pursuant to the Loan Documents shall be subject to and secured by this Security Agreement as additional indebtedness in accordance with the provisions of Section 2.9 hereof.

      (d) If any Event of Default shall have occurred, at the request of the Director, the Company shall deposit with the Director, in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Security Agreement. In such event, the Company further agrees to cause copies of all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to the Director. Upon receipt of such bills, statements or other documents, and providing the Company has deposited sufficient funds with the Director pursuant to this Section, the Director shall pay such amounts, provided the Company has not already made the required payments, as may be due thereunder from the funds so deposited with the Director. If at any time and for any reason the funds deposited with the Director are or will be insufficient to pay such amounts as may then or subsequently be due, the Director shall notify the Company and the Company shall immediately deposit an amount equal to the amount necessary to eliminate such insufficiency with the Director. Notwithstanding the foregoing, nothing contained herein shall cause the Director to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited by the Company with the Director pursuant to this Section. The Director may commingle said funds with the Director's own funds and with other funds held by the Director. The Director shall not be obligated to payor allow any interest on any funds held by the Director pending disbursement or application hereunder, and the Director may impound or reserve for future payment of insurance premiums, such portion of such payments made pursuant to the Loan Documents as the Director may reasonably deem proper, applying the balance on the principal of or interest and monthly service fee on the obligations secured hereby. Any penalties imposed as a result of the failure by the Director to make required premium payments in a timely fashion shall be borne by the Company, unless the required deposits have been timely made by the Company. Should the Company fail to deposit with the Director, exclusive of that portion of said payments which has been applied by the Director on the principal of or interest and monthly service fee on the indebtedness secured by this Security Agreement, sums sufficient to fully pay such insurance premiums at least thirty (30) days before such premiums are due, the Director may, at the Director's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to the Director as provided in Section 3.5 hereof, or at the option of the Director, the Director may, without making any advances whatever, apply any sums held by the Director upon any obligations of the Company secured hereby. Should any default occur or exist on the part of the Company in the payment or performance of any of the Company's obligations under the terms of any of the Loan Documents or any other instrument given to secure the Note, the Director may, at any time at the Director's option, apply any sums or amounts in the Director's hands received pursuant hereto, or as rents or income from the Collateral or otherwise, upon any indebtedness or obligation of the Company secured hereby in such manner and order as the Director may elect. The receipt, use or application of any such sums paid by the Company to the Director hereunder shall not be construed to affect the maturity of any indebtedness secured by this Security Agreement or any of the rights or powers of the Director under the terms of the Loan Documents or any other instrument given to secure the Note, or any of the obligations of the Company under the Loan Documents or any other instrument given to secure the Note. The Company irrevocably waives any and all right to claim or recover against the Director or the State and any officers, employees, agents and representatives of the Director or the State, for loss or damage to the Company, the Collateral, the Company's property or the property of others under the Company's control, from any cause insured against or required to be insured against by the provisions of this Security Agreement.

      Section 3.4. Workers' Compensation Coverage. The Company shall maintain or cause to be maintained in connection with the Company's business operations and the Collateral any workers' compensation coverage required by the applicable laws of the State.

      Section 3.5. Advances by Director. If the Company fails (i) to pay the taxes, assessments and other governmental or utility charges as required by
Section 3.1 hereof, (ii) to payor discharge any mechanics' or other liens as required by Section 3.2 hereof, (iii) to maintain and keep in force the insurance required by Section 3.3 hereof, (iv) to maintain and keep in force the workers' compensation coverage required by Section 3.4 hereof, (v) to maintain the Collateral as required by Section 4.2 hereof, (vi) to pay for the defense of claims against the

Director as required by Section 4.5 hereof, or (vii) to take any action described in Section 6.1 hereof, the Director may, but shall not be obligated to, advance funds to pay any such required charges or items. Any funds so advanced shall be paid by the Company to the Director on demand, together with interest thereon at the Interest Rate for Advances from the date advanced in addition to all other payments to be made by the Company pursuant to the Loan Documents, and shall be subject to and secured by this Security Agreement as additional indebtedness in accordance with the provisions of Section 2.9 hereof.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                   ARTICLE IV

                        MAINTENANCE AND USE OF COLLATERAL

      Section 4.1. Compliance with Legal and Insurance Requirements. The Company, at its expense, shall promptly comply with all Legal Requirements and Insurance Requirements, and shall procure, maintain and comply with all permits, licenses and other authorizations required for any use of the Collateral or any part thereof then being made or anticipated to be made, and for the proper installation, operation and maintenance of the Collateral or any part thereof; and the Company shall comply with any instruments of record at the time in force burdening the Collateral or any part thereof. As used in this Section 4.1, "Legal Requirements" means all laws statutes, codes, acts, ordinances, resolutions, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governmental entities, departments, commissions, boards, courts, authorities or agencies which now or at any time hereafter may be applicable to the Collateral or any part thereof or any use, anticipated use or condition of the Collateral or any part thereof; and "Insurance Requirements" means all provisions of any insurance policy covering or applicable to the Collateral or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Collateral or any part thereof. The Company may, at its expense and after prior notice to the Director, by any appropriate proceedings diligently prosecuted, contest in good faith any Legal Requirement and postpone compliance therewith pending the resolution or settlement of such contest provided that such postponement does not, in the opinion of Independent Counsel, materially affect the pledge, lien or security interests created by this Security Agreement as to any part of the Collateral or subject the Collateral, or any part thereof, to imminent loss or forfeiture.

      Section 4.2. Maintenance and Use of Collateral. The Company, at its expense, shall keep the Collateral, or cause the Collateral to be kept, in good order and condition, ordinary wear and tear excepted, and shall make all necessary or appropriate repairs, replacements and renewals thereof, interior, exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen. The Company shall not do, or permit to be done, any act or thing which might materially impair the value or usefulness of the Collateral or any part thereof, shall not commit or permit any waste of the Collateral or any part thereof, and shall not permit any unlawful occupation, business or trade involving the Collateral to be conducted.

      Section 4.3. Documents to be Provided. The Company shall file with the Director, together with the annual financial statement to be provided pursuant to the Loan Agreement, a certificate of the Company's chief executive officer or chief financial officer setting forth the description of each item of personal property or fixtures which has become a part of the Collateral and of any other additions, modifications or improvements to the Collateral which have been made during the preceding twelve calendar months, if such additions, modifications or improvements made during such twelve months have an aggregate cost in excess of Ten Thousand Dollars ($10,000).

      Section 4.4. Substitutions and Removals. In any instance where the Company, in its reasonable discretion, determines that any item of personal property or fixtures constituting part of the Collateral shall have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary or should be replaced, the Company shall substitute and install other property as part of the Collateral having equal or greater value, but not necessarily the same functions in the operation of the Collateral, which substituted property shall be free from all liens and encumbrances, other than Permitted Encumbrances and shall become part of the Collateral, subject to this Security Agreement, or the Company shall obtain a waiver of this provision from the Director in writing and such waiver shall not be unreasonably withheld. In any event, the Company shall provide to the Director written evidence satisfactory to the Director of the fair market value of portions of the Collateral removed and of the substituted property and that such removal and substitution is not inconsistent with the Project Purposes (as defined in the Loan Agreement).

      Section 4.5. Indemnification. The Company shall protect, indemnify and save harmless the Director from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against the Director by reason of: (a) ownership of any interest in the Collateral or any part thereof; (b) any accident or injury to or death of persons, or loss of or damage to property occurring on or about the Collateral or any part thereof or adjacent real property, sidewalks, curbs, vaults and vault space, if any, streets or ways or with respect to the operation of Company's business including the Company's ownership of or interest in any of the Collateral or any part thereof; (c) any use, disuse, non-use or condition of the Collateral or any part thereof or adjacent real property, sidewalks, curbs, vaults or vault space, if any, streets or ways; (d) any failure on the part of the Company to perform or comply with any of the terms hereof or of any of the Loan Documents to which it is a party or any other instrument or document executed in connection with the transaction contemplated herein and therein; (e) any necessity to defend any of the rights, title or interest conveyed by this Security Agreement; (f) the performance of any labor or services or the furnishing of any materials or other property in respect to the Collateral or any part thereof; (g) any loss of or damage to property, or injury to or death of any person, that may be occasioned by any cause pertaining to the acquisition and installation of any part of the Collateral; (h) any breach or default arising from any act or failure to act by the Company or any of its agents, lessees, contractors, servants, employees or licensees or arising from any accident, injury or damage caused to any person and occurring with respect to the operation of the Company's business including the Company's ownership of or interest in any of the Collateral; or (i) any such claim, action, or proceeding brought thereon. If any action or proceeding is made or brought against the Director in respect of which indemnity may be sought hereunder, the Director shall give notice to the Company of the action or proceeding and upon such notice, at the option of the Director, either (i) the Company shall assume the defense of the action or proceeding with legal counsel satisfactory to the Director, (ii) the Company shall assume the defense of the action or proceeding with the participation of the Director, at the Company's expense, in such defense, or (iii) the Director shall assume the defense of the action or proceeding with the legal counsel satisfactory to the Director, at the Company's expense; provided that failure of the Director to give such notice shall not relieve the Company from any of the Company's obligations under this Section except to the limited extent that the failure prejudices the defense by the Company of the action or proceeding. Any amounts payable to the Director under this Section shall be paid by the Company on demand, together with interest thereon at the Interest Rate for Advances from the date of such demand, and such amounts, together with such interest, shall be additional indebtedness secured by this Security Agreement in accordance with the provisions of Section 2.9 hereof. The obligations of the Company under this Section shall survive any defeasance of this Security Agreement. The indemnification provided by this Section to the Director includes officers, employees, agents and representatives of the Director and the State.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                    ARTICLE V

                     DAMAGE, DESTRUCTION AND EMINENT DOMAIN

      Section 5.1. Damage to or Destruction of Collateral. In case of any damage to or destruction of the Collateral or any part thereof, there shall be no abatement or reduction of any payment payable by the Company under the Loan Documents and the Company shall promptly give written notice thereof to the Director generally describing the nature and extent of such damage or destruction. Unless in lieu thereof the Company exercises the Company's option to prepay the entire unpaid principal balance of the Note, the Company shall, whether or not the Net Proceeds of insurance, if any, received on account of such damage or destruction shall be sufficient for such purpose, promptly commence and complete, or cause to be commenced and completed, the repair or restoration of the Collateral as ready as practicable to the value, condition and character thereof existing immediately prior to such damage or destruction, with such changes or alterations, however, as the Company may deem necessary for proper operation of the Collateral so long as such changes or alterations are consistent with the Project Purposes (as defined in the Loan Agreement).

      Section 5.2. Use of Insurance Proceeds. (a) In connection with the repair or restoration of the Collateral pursuant to Section 5.1 hereof, any Net Proceeds of Required Property Insurance Coverage not in excess of Fifty Thousand Dollars ($50,000) shall be paid to the Company for application of as much of such Net Proceeds as may be necessary for such repair and restoration. If such Net Proceeds exceed Fifty Thousand Dollars ($50,000), all of such Net Proceeds shall be paid to and held by, or at the direction of, the Director in a separate account, for application of as much as may be necessary of such Net Proceeds to the payment of the costs of repair, rebuilding or restoration, either on completion thereof or as the work progresses, as directed by the Company. In the event that such Net Proceeds are insufficient to pay in fun the costs of such repair or restoration, the Company will complete such repair or restoration and will provide for payment of the costs of such completion. The Director may, prior to making payment from such account, require the Company to provide evidence that, or deposit with the Director moneys to be placed in such account so that, there will be sufficient moneys available for such repair and restoration. The Director shall not be obligated to make or authorize any payment from such account if there exists an Event of Default hereunder. Any balance of such Net Proceeds held by the Director remaining after payment of all costs of such repair or restoration shall be paid at the direction of the Company. Notwithstanding the foregoing, nothing contained herein shall cause the Director to be deemed a trustee of the Net Proceeds or any other moneys deposited with the Net Proceeds or to be obligated to pay any amounts in excess of the Net Proceeds and any other moneys deposited with the Net Proceeds.

      (b) If, in lieu of repair or restoration, the Company has exercised its option to prepay the entire unpaid principal balance of the Note, plus interest accrued to the date thereof, any monthly service fees then due and unpaid and any other fees, charges, etc. due with respect to the Loan Documents, an amount equal to any Net Proceeds received by the Director prior to such prepayment shall be credited against the amount payable by the Company under the Note to effect such prepayment.

      (c) Within ninety (90) days from the date of any damage or destruction to the Collateral, or within thirty (30) days of the receipt of any insurance proceeds, whichever first occurs, the Company shall determine and notify the Director in writing which of the ways specified in this Section such Net Proceeds, together with the investment income therefrom, shall be applied. In the event that the Company fails to make such a determination within the applicable period, such Net Proceeds shall be applied as determined by the Director, in the Director's sole discretion.

      Section 5.3. Eminent Domain. If title to, possession or ownership of, or the temporary use of the Collateral or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under any governmental body or by any person, firm or corporation acting under governmental authority or shall be transferred in lieu of any such taking, there shall be no abatement or reduction in any payments payable by the Company under the Note and other Loan Documents. The Company will promptly give written notice to the Director describing the nature and extent of such taking. Any Net Proceeds received from any award made in such eminent domain proceedings or transfer in lieu thereof shall, if received prior to the release and discharge of this Security Agreement, be paid to and held by, or at the direction of, the Director in a separate account for application to one or more of the following purposes:

      (a) The repair or restoration of the Collateral as nearly as practicable to the same condition or character thereof existing immediately prior to the exercise of the power of eminent domain with such changes or alterations, however, as the Company may deem necessary for proper operation of the Collateral so long as such changes or alterations are consistent with the Project Purposes (as defined in the Loan Agreement).

      (b) The acquisition or construction by the Company of other improvements suitable for the Company's operations on the Project Site, which improvements shall be deemed a part of the Collateral; provided, that such improvements shall be subject to no liens or encumbrances, other than Permitted Encumbrances.

      (c)   The prepayment of the Note.

Within thirty (30) days from the date of entry of a final order in any eminent domain proceeding granting the taking of the Collateral or any part thereof or from the date of any transfer in lieu thereof, the Company shall direct the Director in writing to which purpose or combination of purposes above specified the Net Proceeds of the condemnation award, together with any investment income therefrom, shall be applied. In the event that the Company fails to so direct the Director, such Net Proceeds shall be applied as determined by the Director in the Director's sole discretion. Notwithstanding the foregoing, nothing contained herein shall cause the Director to be deemed a trustee of the Net Proceeds or to be obligated to pay any amounts in excess of the Net Proceeds.

      Section 5.4. Investment and Disbursement of Net Proceeds. All moneys received by the Director or the Director's designee constituting Net Proceeds shall, pending application, be invested at the direction of the Company for the account of and at the risk of the Company.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

      Section 6.1. Right to Perform Covenants. If the Company shall fail to make any payment or perform any act required to be made or performed hereunder or under the Loan Agreement, the Note or any of the other Loan Documents, the Director, without demand upon the Company and without waiving or releasing any obligation or default, may but shall be under no obligation to, upon ten (10) days' written notice to the Company (unless a shorter period is elsewhere provided), make such payment or perform such act for the account and at the expense of the Company and may enter upon the location of the Project Site or any part thereof for such purpose and take all such action thereon as, in the Director's opinion, may be necessary or appropriate. Under emergency conditions as determined in the sole discretion of the Director, no notice shall be required The Company hereby irrevocably constitutes and appoints the Director its true and lawful attorney-in-fact with full power of substitution in the premises to make any such payment or perform any such act in the name of the Company. All payments so made by the Director and all costs, fees and expenses, including without limitation, reasonable attorneys' fees and expenses incurred in connection therewith or in connection with the performance by the Director of any such act, together with interest thereon at the Interest Rate for Advances from the date of payment or incurrence, shall, together with such interest, be additional indebtedness secured by this Security Agreement and shall be paid by the Company to the Director on demand. In any action brought to collect such indebtedness or to foreclose or otherwise pursue the remedies of the Director under this Security Agreement, the Director shall be entitled to the recovery of such expenses in such action except as limited by law or judicial order or decision entered in such action.

      Section 6.2. Events of Default. Anyone or more of the following events shall be an "Event of Default" under this Security Agreement:

            (a) The Company shall fail to pay any amount payable pursuant to this Security Agreement, the Note, the Loan Agreement or any other Loan Document on the date on which such payment is due and payable, or within five (5) days thereafter; or

            (b) The Company shall fail to observe and perform any agreement, term or condition contained in this Security Agreement or any other Loan Document, other than as required pursuant to subsection (a) above, and such failure shall continue for a period of fifteen (15) days after the Company has knowledge thereof; provided, however, that if the nature of the Company's failure is such that more than fifteen (15) days are reasonably required for its cure, then the Company shall not be deemed in default if the Company commences such cure as soon as possible within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion; provided, further, that such cure period shall not apply to
      (i) any failure which in the good faith opinion of the Director is incapable of cure, (ii) any failure which has previously occurred, (iii) any failure to maintain and keep in effect any insurance required by this Security Agreement or the other Loan Documents, or (iv) any failure to permit the Director to inspect the Collateral, or the books and records of the Company with respect thereto; or

            (c) The occurrence of any event of default under the Loan Agreement or any other Loan Document(s) (as so defined therein); or

            (d) Any representation made by the Company, or any of the Company's officers in this Security Agreement or in any certificate, statement or report furnished or made to the Director in connection herewith shall prove to have been false in any material respect when made or deemed to have been made; or

            (e) The Collateral shall be placed under control or custody of any court; or

            (f) An attachment, levy or restraining order shall be issued for any portion of the Collateral.

      Section 6.3. Remedies. If an Event of Default shall have occurred and be continuing, the Director, at any time, at the Director's election, may exercise any or all or any combination of the remedies conferred upon or reserved to the Director under this Security Agreement, the Loan Agreement, the Note, any other Loan Document or any instrument or document collateral thereto, or now or hereafter existing at law, or in equity or by statute. Subject to the foregoing, anyone or more of the following remedies may be exercised:

            (a) Declare the entire unpaid balance of the Note and all other indebtedness owed to the Director and secured hereby immediately due and payable, without notice or demand, such notice or demand being expressly waived by the Company;

            (b) Use of any available judicial proceeding to collect or recover all indebtedness secured by this Security Agreement and due hereunder whether at maturity or by acceleration, to enforce this Security Agreement or to foreclose or otherwise collect or realize upon the lien and security interest on all or any part of the Collateral;

            (c) Demand for immediate delivery any portion of the Collateral capable of being delivered to the Director or that the Company immediately assemble any portion of the Collateral capable of being assembled and immediately make such portion available to the Director by any method which is reasonably convenient to both the Company and the Director, and taking immediate possession of the Collateral or any part thereof and for that purpose pursuing the Collateral or any part thereof wherever it may be found and removing, to the extent possible, the same to any place whatsoever;

            (d) Sale, lease or other disposition of the Collateral, at either public or private sale, at such time as the Director, in the Director's sole discretion, may decide, in a commercially reasonable manner. The Director shall not be required to make any warranty relating to title, possession, quiet enjoyment or the like in any sale, lease, or other disposition of the Collateral, and the Director may expressly disclaim such warranties. In connection with any such sale, the Company acknowledges and agrees that ten (10) days' prior written notice to the Company shall constitute reasonable notification of the time and place of any public sale or reasonable notification of the time after which any private sale or other intended disposition is to be made. At any such sale the Collateral may be sold in one or more lots or as an entirety or separately, as the Director may determine. The Director shall not be obligated to complete any such sale pursuant to any such notice. The Director may, without notice or publication, except for written notice to the Company, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of the sale of all or any part of the Collateral on credit or for future delivery, the property so sold may be retained by the Director until the selling price is paid by the purchaser thereof, but the Director shall not be required to sell all or any part of the Collateral on credit or future delivery and shall not incur any liability in case of the failure of such purchaser to take and/or pay for the property so sold and, in case of any such failure to take the property, such property may again be sold upon like notice. The Company will be credited only with those payments actually made by the purchaser which are received by the Director,

            (e) Exercise of all or any rights and remedies as the Director may have under the Loan Agreement or any of the other Loan Documents; and.

            (f) Exercise of any rights, remedies and powers the Director may have at law or in equity, including, without limitation, as a secured party under the Commercial Code or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with any rights of the Director.

Any moneys received by the Director pursuant to the exercise of remedies under this Security Agreement shall be applied as provided in Section 6.5 hereof.

      Section 6.4. Waiver of Appraisement, Valuation, Redemption, and Marshalling of Assets. The Company does hereby waive to the full extent the Company may lawfully do so, the benefit of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force and agrees not to set up, claim or seek to take advantage of any such law in order to prevent or hinder the enforcement or foreclosure of this Security Agreement, or the final and absolute sale of the Collateral or any part thereof or interest therein, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereof. The Company also waives, to the full extent it may lawfully do so, all rights of marshalling of assets in the event of any foreclosure or sale of the Collateral or of any part thereof or of any interest therein and agrees that any court having jurisdiction to foreclose the mortgage, pledge, lien and security interest of this Security Agreement or sell the Collateral may foreclose the mortgage, pledge, lien and security interest of this Security Agreement and sell the Collateral as an entirety, or in such parcels or portions as may be ordered by the court.

      Section 6.5. Application of Proceeds. Any moneys, including without limitation, the proceeds of any sale, by foreclosure or otherwise, of the Collateral or any part thereof or any interest therein received by the Director pursuant to the exercise of any remedies provided in this Security Agreement or by law, in equity, or by statute shall be applied as follows:

      First: To the payment of all costs incurred in the collection thereof, including without limitation, reasonable attorneys' fees and expenses; and

      Second: To the discharge of any lien on the Collateral which the Director may consider necessary or desirable to discharge; and

      Third: To the payment of indebtedness secured by this Security Agreement owing to the Director other than indebtedness with respect to the Note at the time outstanding; and

      Fourth: To the payment of all amounts of monthly service fees due and payable on the Note, whether due at maturity or as an installment of the service fee or by prepayment or acceleration or otherwise; and

      Fifth: To the payment of all amounts of interest due and payable on the Note, whether due at maturity or as an installment of interest or by prepayment or acceleration or otherwise; and

      Sixth: To the payment of all amounts of principal due and payable on the Note, whether due at maturity or as an installment of principal or by prepayment or acceleration or otherwise; and

      Seventh: The balance, if any, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, to or at the direction of the Company.

      Section 6.6. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Director shall, as a matter right and to the extent permitted by applicable law and without regard to the adequacy of the Collateral as security, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership is incidental to a proposed sale of the Collateral or otherwise, and the Company hereby consents to the appointment of such a receiver and covenants not to oppose any such appointment.

      Section 6.7. Possession, Management and Income; Assignment. If an Event of Default shall have occurred and be continuing, the Director, to the extent not prohibited under the applicable law, ex parte and without notice may enter upon the Project Site and take possession of the Collateral or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove the Company and all other persons and any and all property therefrom and may hold, operate and manage the same and receive all revenues, income or profits accruing with respect thereto or any part thereof. The Director shall not have any liability for or by reason of any such taking of possession, entry, removal or holding, operation or management.

      Section 6.8. Remedies Cumulative. If an Event of Default shall have occurred, the Director, in addition to each right, power and remedy of the Director provided in this Security Agreement, may undertake appropriate judicial proceedings or may proceed with any other right or remedy existing at law or in equity or by statute or otherwise, independent of or in aid of the rights, powers and remedies conferred in this Security Agreement, as the Director may deem best for the protection and enforcement of the Director's rights under this Security Agreement. Each right, power and remedy of the Director provided for in this Security Agreement, the Loan Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Security Agreement, the Loan Agreement or any other Loan Document, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by the Director of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Director of any or all such other rights, powers or remedies.

      Section 6.9. Provisions Subject to Applicable Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. The Director may comply with any applicable law in connection with the disposition of all or any part of the Collateral and the Director's compliance with any such law will not be considered to have adversely affected the commercial reasonableness of such disposition or sale.

      Section 6.10. No Waiver by the Director. No failure by the Director to insist upon the strict performance of any term hereof, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Security Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

      Section 6.11. Discontinuance of Proceedings and Restoration of Status Quo. In case the Director shall have proceeded to enforce any right, power or remedy under this Security Agreement by sale, foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Director, then and in every case the Company and the Director shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Director shall continue as if no such proceeding had been taken.

      Section 6.12. No Liability. The Director shall have no liability for any loss, damage, injury, cost or expense resulting from any act or omission to act by the Director or the officers, employees, agents or representatives of the Director or the State whether or not negligent, which has been taken or omitted in good faith pursuant to this Article.

      Section 6.13. Right to Proceed Against Collateral. The Company irrevocably waives any right it has to require that any action be brought against any third person or to require that resort be had to any other security prior to the enforcement of this Security Agreement.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      Section 7.1. Additional Security. Without notice to or consent of the Company and without impairment of the pledge, lien, security interest and rights created or granted by this Security Agreement, the Director may accept from the Company or from any other person or persons additional security for the indebtedness secured by this Security Agreement. Neither the giving of this Security Agreement nor the acceptance of any such additional security shall prevent the Director from resorting, first, to such additional security, or first, to the security created or granted by this Security Agreement, in either case without affecting the pledge, lien or security interest hereof and the rights conferred hereunder.

      Section 7.2. Partial Release. At the request of the Company, the Director may, at any time and from time to time, consent to, join in or permit a release of any part of the Collateral subject to the provisions of Section 4.4 hereof. No such release shall impair in any manner the validity or, except as specifically provided in such release or grant, the priority of this Security Agreement, and no notice to other parties in interest, if any, shall be required.

      Section 7.3. Release and Discharge. If all sums payable by the Company under the Loan Documents shall have been indefeasibly paid and the Company shall have complied with all the terms, conditions and requirements hereof and of the Note, the Loan Agreement and all other Loan Documents, then this Security Agreement shall be null and void and of no further force and effect. Upon the written request and at the expense of the Company, the Director will execute and deliver to the Company such proper instruments of release and discharge as may reasonably be requested to evidence such defeasance, release and discharge.

      Section 7.4. Inspection. The Director and the Director's officers, employees, agents and representatives are hereby authorized during normal business hours and upon not less than twenty-four (24) hours prior oral or written notice (unless an Event of Default shall have occurred and is continuing, in which event no notice shall be required) during the term of this Security Agreement to inspect the Collateral and any property or records with respect thereto and to make copies thereof and to enter upon the Project Site (as defined in the Loan Agreement) for such purpose.

      Section 7.5. Expenses. The Company shall, to the extent not prohibited by law, immediately upon demand payor reimburse the Director for all reasonable attorneys' fees, costs and expenses incurred by the Director in any proceedings involving the estate of a decedent, an insolvent or a debtor under federal bankruptcy law, or in any action, proceeding or dispute of any kind in which the Director is made a party, or appears as an intervenor or party plaintiff or defendant, affecting or relating to the Note, this Security Agreement, the Loan Agreement, any other Loan Document, the Company or any of the Collateral, including, but not limited to, the foreclosure of or collection under this Security Agreement, any condemnation action involving the Collateral, or any action to protect the security hereof, and any such amounts paid by the Director shall, except as may be limited by law or judicial order or decision entered in any such action, be added to the indebtedness secured hereby, be subject to the provisions of Section 2.9 hereof and bear interest at the Interest Rate for Advances.

      Section 7.6. Estoppel Affidavits. The Company, within ten (10) days after written request from the Director, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the indebtedness secured hereby and "whether or not any credits, setoffs, or defenses exist against such principal and interest, and any such other matters as the Director may reasonably request.

      Section 7.7. No Merger. It being the desire and intention of the parties hereto that this Security Agreement and the pledge, lien and security interest thereof do not merge in title to the Collateral, it is hereby understood and agreed that should the Director acquire any additional or other interests in or to the Collateral or the ownership thereof, then, unless a contrary interest is manifested by the Director as evidenced by an appropriate document duly recorded, this Security Agreement and the pledge, lien and security interest thereof shall not merge in the title of the Collateral, toward the end that this Security Agreement may be foreclosed as if owned by a stranger to the title to the Collateral.

      Section 7.8. General Provisions. This Security Agreement shall be deemed to be made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State and shall inure to the benefit of and be binding upon the Company, the Director and their respective permitted successors and assigns. If any provision hereof is determined by a court to be invalid or unenforceable, such determination shall not affect any other provision, which shall be construed and enforced as if such invalid or unenforceable provision were not contained herein. Such invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision shall be deemed effective, operative, made, entered into or taken in the manner and to the full extent permitted by law. The captions or headings herein shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or sections of this Security Agreement or affect the meaning hereof. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original and each of which shall constitute but one and the same instrument; it shall not be necessary in proving this Security Agreement to produce or account for more than one such counterpart. This Security Agreement shall be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's length agreements. This Security Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied).

      Section 7.9. Amendments, Changes and Modifications. Except as otherwise provided in this Security Agreement, this Security Agreement may not be amended, supplemented or terminated without the prior written consent of the Director.

      Section 7.10. Waiver of Setoff. All sums payable by the Company hereunder or under the Note or any other Loan Document shall be paid without notice, demand, counterclaim, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Company hereunder shall in no way be released, discharged or otherwise affected, except as expressly provided herein, by reason of (a) any damage to or destruction of or any condemnation or similar taking, or transfer in lieu thereof, of the Collateral or any part thereof; (b) any restriction or prevention of or interference with any use of the Collateral or any part thereof; (c) any title defect or encumbrance or any eviction from the Project Site (as defined in the Loan Agreement) or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company or any action taken with respect to this Security Agreement by any trustee or receiver of the Company, or by any court in such proceeding; (e) any claim which the Company has or might have against the Director; (f) any default or failure on the part of the Director to perform or comply with any of the terms hereof or of any other agreements pertaining to the lien or security interest on the Collateral with the Company; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Company shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Company irrevocably waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by the Company.

      Section 7.11. Brundage Clause. In the event of the passage or enactment of any law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in farce governing the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the manner of collecting taxes so as to affect adversely the Director, the Director may, at the Director's option, declare an Event of Default hereunder unless promptly upon such passage or enactment the Company assumes, in a manner satisfactory to the Director, the obligation to pay any taxes or other financial burdens imposed upon the Director.

      Section 7.12. Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, or sent by nationally recognized overnight courier service, or sent by facsimile and confirmed by telephone and in each case addressed to the appropriate Notice Address. The Company and the Director may by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

      Section 7.13. Personalty. The Collateral shall be and remain personal property notwithstanding any manner in which it may be attached or affixed to real estate.

      Section 7.14. Mutual Waiver of Jury Trial. THE COMPANY AND THE DIRECTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WANE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT, THE NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE DIRECTOR'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE NOTE, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER THE COMPANY NOR

THE DIRECTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE COMPANY OR THE DIRECTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

      Section 7.15. Consent to Jurisdiction/Service of Process. The Company hereby irrevocably agrees and submits to the exclusive jurisdiction of any state or federal court located within Franklin County, Ohio, or, at the option of the Director in its sole discretion, of any state or federal court(s) located within any other county, state or jurisdiction in which the Director at any time or from time to time chooses in its sole discretion to bring an action or otherwise exercise a right or remedy, and the Company irrevocably waives any and all objections based on forum non conveniens and/or objection to venue of any such action or proceeding. The Company hereby irrevocably consents that all service of process be made by certified mail directed to the Company at its address set forth herein for notice purposes and service so made will be deemed completed upon the earlier of the Company's actual receipt thereof or three (3) business days after the same has been deposited in the U.S. Mail, postage prepaid. Nothing contained herein will prevent the Director from servicing process in any other manner permitted by law.

      Section 7.16. Attorney Review. The terms and conditions of this Security Agreement were reviewed by an attorney for the Company, and said terms and conditions were explained to the appropriate officers/representatives of the Company who, by their execution hereof, hereby acknowledge that they fully understand the terms hereof.

      Section 7.17. Time is of the Essence. Time is of the essence in all respects hereunder.

      IN WITNESS WHEREOF, the Company has executed this Security Agreement as of the date first above written.

                                  REPUBLIC ENGINEERED PRODUCTS, INC.
                                  a Delaware corporation (the "Company")

                                  By: /s/ Joseph F. Lapinsky
                                      ------------------------------------------

                                  By: /s/ E.J. Antonio III
                                      ------------------------------------------

                                  Accepted as of the 19th day of December, 2003

                                  THE DIRECTOR OF DEVELOPMENT OF
                                  THE STATE OF OHIO (the "Director")

                                  By: /s/ Marlo B. Jannous
                                      ------------------------------------------
                                      Name: Marlo B. Jannous
                                      Title: Chief Legal Counsel

                                    EXHIBIT A

                                PROJECT EQUIPMENT

                                [To be attached]

Page 2                                  EXHIBIT                             ARTI
May 23, 2002                      "Project Equipment"             4 Stand Revamp

                       REPUBLIC TECHNOLOGIES INTERNATIONAL
                                 4 STAND REVAMP
                            TECHNICAL SPECIFICATIONS
                            SES PROPOSAL NO. 12916-E
                                  MAY 23, 2002

1.0   4 STAND MILL SHEAR DELIVERY TABLES

      1.1 SES will supply twenty-six (26) rolls from parting shear to the cooling bed. See SES Drawing No. 12916A-04.

      1.2   Table will consist of twenty-six (26) cast iron rolls total.

      1.3 Each roll will be 12" diameter, supported on 3 7/16" steel pillow blocks.

      1.4 Each roll will be driven by one (1) 7 1/2 BP gearmotor designed to propel product at 60 to 600 FPM.

      1.5 Table will consist of complete roll with drive assembly and table frame to concrete.

      1.6   Tables will be provided with aprons and iron side guides.

      1.7   Table will require approximately fifty two (52) lubrication points.

      1.8   Total table weight is 83,000#.

2.00  COOLING BED ENTRY TABLE

      2.1 SES will supply a twenty-four (24) roll cooling bed entry table. See Drawing No. 12916A-0l and -06.

      2.2   Each roll will be 12" diameter and will be cast iron.

      2.3   Roll will be cantilevered on 3 7/16" steel pillow blocks.

      2.4 Each roll will be driven by one (1) 5 HP gear motor designed to propel product at 60 to 600 FPM.

      2.5   Table will have cast iron guiding.

      2.6 Table will require approximately forty-eight (48) lubrication points.

      2.7   Total table weight is 125,000#.

3.00  BAR KICK-DEVICE

      3.1 SES will furnish one (1) bar kick-in device similar to that shown on Drawing No. 12916A-02, -06, -07, -08.

      3.2 The bar kick-in device will be an iron type kick-in assembly with an articulating pivot pin lift arrangement.

      3.3 This kick-in device will be activated via an electro-mechanical drive assembly.

      3.4 An electro-mechanical bar- transfer is provided at the first notch of the cooling bed. This device will transfer the bar to the second notch.

      3.5 Bar transfer device will be powered by 7-1/2 HP AC motor on each bed.

      3.6   Approximately 120 lubrication points will be required.

      3.7   Total weight of bar kick-in system is 60,000#.

Page 3                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

4.0   COOLING BED

      4.1 Cooling bed will be similar to SES Reference Drawing Nos. 12916A-01 and -02

      4.2   Cooling bed will be an electro-mechanical type bed consisting of two
            (2) independent halves with individual lift and traverse. Each half will be 52'-0" wide.

      4.3 Lift will be accomplished via two (2) 250 HP DC electric motors coupled to a parallel shaft gear reducer with double output shafts. Gear reducer will have a 96:1 RATIO.

      4.4 The lift gearbox will be coupled to eccentrics, which will be supported on both sides by anti-friction bearings and connected to the lifting pull rod.

      4.5 The traverse assembly will consist of two (2) 30 HP DC motors coupled to 97:1 gear ratio, parallel shaft reducers. These reducers will have double extended output shafts.

      4.6   DC motors will be supplied with air-over blowers.

      4.7 Output shafts will be connected to eccentric cranks, which in turn, connect to the pull rods for rolling the bed in a North-South direction.

      4.8 Bed will be counter weighted. Billets for counterweight to be supplied by RTI.

      4.9   Bed will roll round product with each walk.

      4.10  Bed will be designed for 3"-7" rounds.

      4.11  Total number of lubrication prints required is approximately 320.

      4.12 Total weight of cooling bed is 1,460,000#. The weight of each half is 730,000#. Total weight is 1,460,000 for both halves.

5.00  SAW TABLE

      5.1   SES will supply fifty-five (55) rolls in the saw table line.

      5.2   Rolls will be similar to that shown on SES Drawing No. 12916A-05.

      5.3 Each roll will be 12" diameter supported on 3 7/16" steel pillow blocks.

      5.4 Each will be driven by one (1) 7-1/2 HP gear motor designed to propel product at 250 FPM.

      5.5 Table will consist of complete roll with drive assembly, and table frame to concrete.

      5.6   Tables will be provided with steel side guides.

      5.7   Two (2) fixed end stops will be provided.

      5.8   One (1) disappearing stop will be provided.

      5.9   Table will require approximately 106 lubrication points.

      5.10  Total table weight is 151,000#.

6.0   COOLING BED SURGE TABLE AND LETDOWNS

      6.1 SES will provide two (2) cooling bed surge tables and letdowns similar to that shown on SES Drawing No. 12916-B.

      6.2 Cooling bed discharge table will be heavy steel gravity ramps connecting the bed to the saw line table.

      6.3   Each cooling table will have one (1) pneumatic singulator and one
            (1) pneumatic hold back device for accumulating up to two (2) layers of product ahead of the

Page 4                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

            saw line conveyor table.

      6.4 Once product has been advanced to the saw line conveyor table, a hydraulic operated butterfly letdown device will allow the products to be lowered onto the saw line table.

      6.5 The butterfly letdown arms will be mounted on iron pillow blocks and will be pull rod activated via hydraulic cylinder.

      6.6   Total lubrication points will be approximately 60.

7.0   SLOW COOLED BUCKS

      7.1 One (1) 52' wide section of slow cooled bucks will be provided on one (1) of the cooling beds.

      7.2   This slow cooled buck will be designed to hold 7-1/2 ton of product.

      7.3 Slow cooled buck will be provided with a pneumatic holdback assembly, which will hold product at the saw line table or allow the product to be placed into the buck.

      7.4   Total lubrication points will be approximately fifteen (15).

8.0   SAW LINE SHIPPING CRADLES

      8.1 SES will provide two (2) 40' sections of saw line shipping cradles similar to that shown on SES Drawing No. 12916-C.

      8.2 Product on the saw line table will be raised off of table by a butterfly assembly.

      8.3 Butterfly assembly, will pivot on steel pillow blocks with bushings via hydraulic cylinders.

      8.4 After product exists the table, two (2) sets of pneumatic holdback assemblies will be provided for holding two (2) layers of product ahead of the shipping cradles.

      8.5 Each shipping cradle will be designated for 14' to 40' of product length.

      8.6 Each shipping cradle will be designed for a maximum of 22" diameter bundle and 7-1/2 ton capacity.

      8.7 One (1) hydraulic power unit will be supplied for operation of the butterfly systems for the saw line and the slow cool bucks.

      8.8   Total lubrication points will be approximately twenty-four (24).

9.0   ELECTRICAL SENSOR MOUNTING

      9.1 SES will provide electrical sensor mounting for the entire 4 stand project on equipment supplied by SES.

      9.2 SES will work with Quad Engineering on sensor device location and mounting.

      9.3   All sensors are provided in Quad's scope of supply.

      9.4   All wiring of sensors will be pre-wired where possible.

10.00 LUBRICATION

      10.1 SES has provided all hoses, fittings, and lot length of lubrication lines for lubrication system required on the cooling bed.

      10.2 Because of the method that the cooling bed is disassembled and shipped, all lubrication labor will be provided by the field installation contractor.

      10.3 All roller tables will be pre-plumbed to central blocks for hook up by installation

Page 5                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

            contractor.

      10.4 Any other parts, which cannot be shipped as assemblies, will be provided with lubrication line and hoses and fittings, but labor will be provided by installation contractor.

      10.5 SES has not provided the main lubrication header lines, or the automatic lubrication pumps for any equipment on this project.

11.0  PAINTING

      11.1 All machined surfaces will be free of paint and covered with a removable protective coating (oil, film or equal).

      11.2 All non-machined surfaces will be free of loose scale/rust and painted with one (1) coat or red oxide primer and one (1) coat of machinery enamel -- color to be advised.

12.0  DOCUMENTATION

      12.1  Manual

            12.1.1 Three (3) sets of operating and maintenance manuals will be supplied with the equipment.

            12.1.2 Standard product brochures will be included where readily available.

      12.2  Drawing

            12.2.1 All general management and assembly drawing(s) complete with itemized parts list will be provided.

            12.2.2 Drawings will be prepared on AutoCAD R14 -- electronic file will be provided on compact disk.

            12.2.3 Drawings will generally be "D" size.

Page 3                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

                                   MOTOR LIST

EQUIPMENT
    NO.               DESCRIPTION                            MOTORS
----------            -----------                            ------
1.0         Shear Run-Out-26 Rolls                  Table speed = shear table speed
                                                    (26) 7-1/2 @ 1750 RPM AC VF
                                                    Table speed = 700 FPM max.
2.0         Cooling Bed Entry Roll Table-24 Rolls   (24) 5 HP @ 1750 RPM AC VF
                                                    Tale Speed = 700 FPM max.
3.0         Cooling Bed Entry Kick-In Device        (2) 60 HP @ 1750 RPM AC FVNR
4.0         Bar Transfer Device                     (2) 7-1/2 HP AC @ 1750 RPM
5.0         Cooling Bed Life                        (2) MD 814 250 HP @ 1020 RPM 460VDC
                                                    Max load = 200% base rating
5.1         Motor Blower                            (2) 5 HP 230/460/3/60
5.2         Brake                                   (2) 19" DC type shoe brake
6.0         Cooling Bed Traverse                    (2) MD 804 30 HP @ 1530 RPM 460VDC
                                                    Max load = 200% base rating
6.1         Motor Blower                            (2) 1 HP 230/460/3/60
6.2         Brake                                   (2) 10" DC type shoe brake
7.0         Hydraulic Power Unit                    15 HP @ 1200 RPM AC
8.0         Saw Tables                              (55) 7-1/2 HP AC @ 1750 RPM

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                       Rev. 1 Page No. 9

4.    MECHANICAL EQUIPMENT

      4.1.  MILL ENTRY PINCH ROLL

            Detail design and supply only of one (1) pinch roll assembly.

            The pinch roll unit will be located directly in front of the first vertical stand and will be used to assist in entering the feedstock into the rolls.

            The unit will consist of a bottom roller mounted in pillow blocks on a vertically, manually adjustable base frame. The top roll mounted in antifriction bearings on a pivoting arm that is attached to the main frame. The top roll is raised and lowered by hydraulic cylinders to provide grip to the billet for mill entry. Top and bottom rolls are driven and water cooled.

            The rolls will be designed to accept rounds.

            Foundation outline drawings and loading information will be provided.

            If possible, lubrication points will be prepiped with stainless steel tubing to distribution blocks for connection to centralized lubrication system. Supply of lubrication system and interconnection to block by others.

      4.2.  NEW SCREWDOWN DRIVES

            Detail design and supply only of four (4) screwdown drive assemblies.

            Each screwdown for stands Vl/H2/V3/H4 will be upgraded to be driven by one (1) new 5 hp. gearmotor. New brackets as required to mount new drive units to existing screwdown mechanisms are also supplied.

      4.3.  ROLL CHANGE RIG ASSEMBLIES

            Detail design and supply only of two (2) roll change rig assemblies for stands H2 and H4.

            A roll change rig will consist of a fabricated steel sled to support the roll and chock package for insertion into and extraction nom of the mill housing. The sled will slide on and be guided by a fabricated steel frame, permanently mounted to the mill floor, and will be actuated by a hydraulic cylinder.

            Detail design and supply of components only for required modifications to the existing roll chocks for accommodation by the new sleds are included.

            One (1) sliding and one (1) fixed floor plate, per roll change rig, are included.

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 10

            Hydraulic valving for each roll change rig is included.

            Foundation outline drawings and loading information will be provided.

      4.4   ENTRY AND DELIVERY GUIDES

            Detail design and supply only of one (1) complete fill of entry and delivery guides to roll rounds 3" diameter to 6-1/2" diameter for stands . VI/H2/V3/H4.

            Center adjust roller entries are provided for stands 1V/2H/3V/4H. The rollers are AISI 4140 and the profiled inserts are 416 stainless steel.

            Static nodular iron delivery guides are provided for stands 1V/2H/3V/4H.

      4.5.  REST BARS

            Detail design and supply only of eight (8) adjustable rest bars for stands V1/H2/V3/H4.

      4.6   AXIAL ADJUST MECHANISM

            Detail design and supply only of-two (2) new axial adjust mechanisms for stands H2 and H4.

            Detail design and supply only of components to mount new axial adjustment mechanisms on existing chocks and mill stand housing is included.

            Detail design only of modifications to existing chocks and mill stand housing to accommodate new components for mounting of new axial adjustment mechanisms.

            Axial adjustment is provided for one bottom roll only -- the top roll is fixed.

      4.7   INTER STAND TROUGHS AND FLOOR PLATES

            Detail design and supply only of three (3) inter stand troughs between V1, H2 and H2, V3 and V3, H4.

            Detail design and supply only floor plates for H2 and H4 for roll change rig.

      4.8   LAP GAUGE SUPPORT

            Detail design and supply only of one (1) fabricated steel support to mount the new LAP gauge (supplied by RTI).

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 11

            Foundation outline drawings and loading information will be provided.

      4.9   GAUGE BEAMS

            Detail design and supply only two (2) gauge beams.

            Two (2) gage beam assemblies are required for the tow (2) fixed saw system. The gage beam after the first fixed saw will gage product from 14' to 40'. The gage beam after the second fixed saw will gage product from 14' to 40'.

            The gauge beam consists of a long fabricated beam bolted to the mill foundations to which it is fitted a traveling measuring head. The measuring head is designed to minimize cut length variation and has the following functions built into the design:

            - Supported by four (4) wheels on the beam with two (2) wheels driven by electric gearmotor for cut length variation.

            -     Head clamping to gage beam.

            - Raising lowering stop head by air cylinder for shock absorption due to moving bars.

            - Lifting/Lowering stop plate in case of stop plate resting on roller.

            4.9.1 Gage Beam

                  The beam will be fabricated from heavy steel plate and machined to accept the traveling gage head with wheels. The beam will be supported with two gooseneck supports from one side of the beam. The supports will be bolted to the mill foundations and fabricated from heavy steel plate. The gauge beam will be bolted to the gooseneck supports.

                  The beam will be of sufficient length for the gage head to measure 14' to 40' long bars.

                  The gauge beam will be provided with a painted-on scale or other means of visually determining the approximate gauge head position.

            4.9.2 Gage Head

                  Main Frame:

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 12

                  Fabricated from heavy steel plate, the frame will be machined and drilled for the following sub items:

                  -     Wheel and drive.

                  - Two (2) wheels are driven by a chain sprocket system from a gear motor fastened to the main frame.

                  - A pivoting stop head is located to the main frame. A large bore air cylinder achieves raising and lowering of the head. In the down position, the cylinder also absorbs shock loads caused by moving bars.

            Foundation outline drawings and loading information will be provided.

      4.10  COLD SAW ENCLOSURES

            Design and supply only of two (2) fabricated steel saw enclosures.

            Environmental enclosure over each saw approximately 15' x 20' to contain fumes and sound.

            One (1) fume extraction system per cold saw will be supplied.

            Enclosures will be designed to mount on the travel frame of the cold saws (supplied by RTI).

            The enclosures would have a lift out roof panel. As much equipment as possible will be located outside the enclosures.

            Design will incorporate access door to permit maintenance operations and blade changing as necessary.

      4.11  COLD SAW BLADE CHANGE JIB CRANES

            Design and supply only of two (2) jib cranes.

            Each jib crane will consist of a one (1) ton electric hoist and manual trolley suitably mounted for the purposes on blade change operations.

            Detail design and supply only of one (1) saw blade storage rack per cold saw is also included.

      4.12  SWARF AND SCRAP REMOVAL

            Design and supply only of four (4) 10 ton capacity scrap boxes to permit the

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 13

            collection and removal of swarf and scrap.

            Chutes required to direct scrap and swarf into the scrap boxes will be provided.

            Foundation outline drawings and loading information will be provided.

      4.13  SWARF WATER SYSTEM

            Design and equipment supply only for a swarf water system for each saw as required by saw manufacturer.

            Process water from existing scale water system (tie-in point(s) and interconnecting piping to be provided by RTI) will be sprayed to wash down swarf from under saws Pump(s) will be provided to recirculate swarf water back to the existing plant scale water system (tie-in point(s) and interconnecting piping to be provided by RTI).

      Note: All lubrication points will typically be manual unless noted otherwise.

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 05
4 STAND MILL UPGRADE                                          EQUIPMENT UPGRADES
Specification: 2862MS001                                      Rev. 1 Page No. 14

5.    EQUIPMENT UPGRADES

      5.1   HORIZONTAL MILLS STAND HOUSING

            Detail design and supply only of components to upgrade the existing horizontal mill stand housing H2 and H4 including:

            -     New mill housing liners

            -     New mill housing foot brasses

      5.2   VERTICAL MILL STAND HOUSING

            Detail design and supply of components only to upgrade the existing vertical mill stand housings V1 and V3 including

            -     New mill housing liners

      5.3   "JOHNSTOWN" FLYING DIVIDE SHEAR

            Detail design and supply only components to upgrade the existing divide shear as follows:

            - Top and bottom knife holder assemblies including bushings and hardware.

            -     Design of knives (RTI supply).

            -     Head and tail end sampling system.

            -     Shear support frame.

            -     Crop chute components.

            Foundation outline drawings and loadings will be provided.

      5.4   ENTRY PINCH ROLL FOR "JOHNSTOWN SHEAR"

            An analysis regarding the cut length accuracy and repeatability of the final cut on any bar will be performed. From the result of the analysis RTI will determine if the shear entry pinch roll will be required.

            If the pinch roll is required QEI will provide:

            Detail design and supply only of support steel as required to install the shear entry pinch roll (supplied by RTI) between stand 4H and the "Johnstown" shear.

            Detail design only of required modifications and supply of miscellaneous support steel to modify the existing roller table between stand 4H and existing divide shear.

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 05
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 15

            Foundation outline and loading drawing will be provided.

            If the pinch roll not is required QEI will provide:

            Detail design only of required modifications and supply of miscellaneous support steel to modify the existing roller table between stand 4H and existing divide shear.

            Foundation outline and loading drawing will be provided.

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 06
4 STAND MILL UPGRADE                                        ELECTRICAL EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 16

6.00  ELECTRICAL EQUIPMENT

      6.1 Four (4) Rockwell (Reliance) DC mill stand non-regenerative drives, complete with:

            -     Reversible field regulators.

            - Rated to power four (4) existing 1250 hp., 600V DC, 400/800RPM Allis-Chalmers Mil motors.

      6.2   Two (2) 3,600 kVA, 13.8 kV-575V mill drive isolation transformers.

            -     Dry type.

            -     One delta -- delta/wye and One delta -- delta/delta.

            -     Copper windings.

            -     Electrostatic shield.

            -     150 degrees C temperature rise.

            -     Two (2) mill drives per transformer.

      6.3 Two (2) 13.8kV, 600 Amp fused load break switches for the mill drive isolation transformers.

      6.4   Two (2) Rockwell (Reliance) DC shear drives complete with:

            - Four (4) field regulators rated to power the existing four (4) 300 hp., 230V DC, 390RPM MD820 AEL series motors. (Johnstown shear)

      6.5 One (1) 1,900 kVA shear drive isolation transformer with dual secondary

            -     One (1) for each shear drive

            -     Dry type, delta -- delta/wye

            -     Copper windings

            -     Electrostatic shield

            -     150 degrees C temperature rise

      6.6 One (1) 13.8kV, 600 Amp fused load break switches for the shear drive isolation transformers.

      6.7   One (1) GEC relay for the existing 13.8kV, 1,200 Amp breaker.

      6.8 One (1) 40 hp. DC and one (1) 30 hp. DC Rockewell drives for the mill entry and shear pinch rolls. Drive will be supplied for modified roller tables as required by mechanical equipment arrangement at the "Johnstown" shear.

      6.9 Four (4) 5hp. V.F. AC drives to power the mill stand screwdown motors.

      6.10 Two (2) 100 hp. And two (2) 75 hp. V.F. AC drives for the cooling bed run-in

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 06
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 17

            table.

      6.11  Two (2) 75 hp. V.F. AC drives for the cooling bed kick-off.

      6.12  Two (2) 10 hp. V.F. AC drives for the cooling bed transfer tables.

      6.13 Two (2) DC drives for two 250 hp. DC motors for the cooling bed rake.

      6.14 One (1) cooling bed rake drive isolation transformer with dual secondary windings.

            -     Copper windings

            -     Electrostatic shield

            -     150 degrees C temperature shield

            -     One (1) 13.8kV, 600 Amp fused load break

      6.15 Two (2) 30 hp. DC drives for the cooling bed rake traverse mechanism.

      6.16 Six (6) 75 hp. V.F. AC drives for the cooling bed run-out, saw and cradles table motors.

      6.17  Two (2) 10 hp. V.F. AC drives for the Gauge Beam heads.

      6.18 One (1) lot of MPP's (Motor Protection Panel) for the AC drives, where multiple motors are fed from a single drive.

      6.19  480V Power Distribution

            - One (1) MCC for the mill area equipment (Power obtained from the existing mill MCC 11)

            -     One (1) 13.8kV, 600 Amp fused load break switches

            - One (1) 1500 kVA 13.8 kV-480 V Dry type transformer, copper windings, 150 degrees C temperature rise

            - One (1) MCC for the Saw area equipment, including two Saw feeders

      6.20  One (1) Mill Speed Control system, including:

            - Controls for the screw downs, shear, pinch rolls, cooling bed, run-in and run-out tables, and related auxiliary equipment such as hydraulics, interface with the existing Mill Level 2 system.

            - PLC - Allen Bradley ControlLogix PLC, including Flex I/O modules utilized in the remote I/O panels, consoles, etc.

            -     HMI stations:

                  -     One (1) Mill Set Up

QUAD ENGINEERING                                                   SCOPE OF WORK
REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 06
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 18

                  -     One (1) Mill Control

                  -     One (1) Engineering Work Station

                  -     One (1) Cooling Bed Bar Tracking station

                  -     One (1) Saws Station

      6.21  One (1) lot sensors

            -     HMD's

            - Revolvers/encoders, etc. (except sensors supplied with machinery by others)

      6.22  Operator Consoles:

            - One (1) control console for mill and shear (Location: Mill pulpit)

            -     One (1) control console at the cooling bed

            - One (1) control console for saws and tables (Location: Saws pulpit)

      6.23  Pulpits:

            -     One (1) air-conditioned Mill Control Pulpit

            -     One (1) air conditioned Saw Area Pulpit

      6.24 One (1) Prefabricated Control Room (PCR) for the Cooling Bed and Saw area equipment.

            Note: Except for the Mill Stands, Shear and Cooling bed Drives all other AC and DC drives will be equipped with the primary line reactors. AC drives will also be equipped with the DB resistors.

                         PURCHASE ORDER      INVOICE TO:

                                             Republic Technologies International
                                             Attn: Accounts Payable
[REPUBLIC TECHNOLOGIES INTERNATIONAL LOGO]   P.O. Box 5538
                                             Fairlawn, OH 44334-5538

DATE        F.O.B.          DUE DATE     CARRIER   VIA        PURCHASE ORDER NO.

06/17/2002  SHIPPING POINT  11/25/2002             BEST WAY   NST-54194-C

    15733200

TO:

    TRI-CAM INC
    PO BOX 5046
    ROCKFORD, IL  61125-0046          SHIP TO:

                                               REPUBLIC TECHNOLOGIES ACQ. LLP
                                               BAR MILL MAINT OFC STOP #701
                                               1807 EAST 28TH STREET
                                               LORAIN, OH 44055             [AI]

                                               CONTACT:  BECKHAM, DAN

LINE         QUANTITY                      DESCRIPTION                             UNIT   UNIT PRICE     NET PRICE
----         --------                      -----------                             ----   ----------     ---------
 01          1306,450     ABRASIVE BATCH TYPE CUT-OFF SAWS (QTY = 2) MODEL           $       1.00      1,306,450.00
                          CMI STATIONARY CAH 1525-T ABRASIVE SAWS INCLUDING:
                          MAIN STAND AND FRAME
                          SWARF COLLECTION (EXCLUDING BOXES)
                          CARRIAGE WITH CUTTING BOOM
                          GEARDRIVEN SPINDLE ASSEMBLY
                          ELECTRO/HYDRAULIC SERVO CONTROLLED INFEED DEVICE
                          HYDRAULIC DOWN FEED DEVICE WITH ELECTRONIC
                          POSITIONING
                          AUTOMATIC STROKE SETTING
                          WHEEL CHANGE INDICATOR
                          MATERIAL CLAMPING DEVICE WITH TOP CLAMPS, SIDE
                          CLAMPS AND MATERIAL LIFTING DEVICE.
                          CROP DUMPING DEVICE FOR FRONT AND TAIL CROPS
                          BLADE CHANGE PICKER (TO WORK WITH JIB CRANE)
                          MAIN DRIVE 500HP AC DRIVE
                          OPERATORS CONTROL PANEL
                          ALL NECESSARY ELECTRICAL EQUIP & CONTROLS
                          ALL NECESSARY HYDRAULIC EQUIPMENT & CONTROLS
                          **MUST MEET OR EXCEED ALL PERFORMANCE SPECS AS
                          DESCRIBED IN RTI "AS PURCHASED SPECIFICATION"
                             PRICE OF $653,225 EA TO BE PAID WITH 15%
                          DOWN (NET 30 TERMS) FOLLOWED WITH (10)
                          BI-MONTHLY PAYMENTS BEGINNING 7/1/02 THRU
                          11/15/02. 5% WILL WILL BE PAID N15 DAYS
                          AFTER ACCEPTANCE OF SAWS AT TRI-CAM. THE
                          FINAL 5% WILL BE PAID UPON SUCCESSFUL
                          PERFORMANCE OF SAWS AT RTI (NO LATER THAN
                          60 DAYS AFTER DELIVERY) (N15).
                             A 1% FEE PER WEEK FOR MAX OF 2 WEEKS WILL BE
-------------------------------------------------------------------------------------------------------------------
TERMS:
                                                     Commodity: 41-09
NEXT DAY                                             09-1490-8051                             CONTINUED ON PAGE 2
-------------------------------------------------------------------------------------------------------------------

[BB/RCB 07/19 13:19]         Buyer:
                      Buyer: R.C. BROWNING                    Approved: /S/ RCB
                             330-670-3153                              --------

                      Freight Bills, Bills of Lading, Packing Slips, and invoices must include:

                          -  Purchase Order Number

                          -  Requisition Number

                          -  Item Number

                          -  Description of Material

                          -  Blanket Order Item Number

                          -  Shipping Point

                          -  Ship To Address

                          -  Terms of Payment

                          -  Freight Prepaid or Collect

                         PURCHASE ORDER      INVOICE TO:

                                             Republic Technologies International
                                             Attn: Accounts Payable
[REPUBLIC TECHNOLOGIES INTERNATIONAL LOGO]   P.O. Box 5538
                                             Fairlawn, OH 44334-5538

DATE        F.O.B.          DUE DATE     CARRIER   VIA        PURCHASE ORDER NO.

06/17/2002  SHIPPING POINT  11/25/2002             BEST WAY   NST-54194-C

    15733200

TO:

    TRI-CAM INC
    PO BOX 5046
    ROCKFORD, IL  61125-0046          SHIP TO:

                                               REPUBLIC TECHNOLOGIES ACQ. LLP
                                               BAR MILL MAINT OFC STOP #701
                                               1807 EAST 28TH STREET
                                               LORAIN, OH 44055             [AI]

                                               CONTACT:  BECKHAM, DAN

LINE         QUANTITY                      DESCRIPTION                             UNIT   UNIT PRICE     NET PRICE
----         --------                      -----------                             ----   ----------     ---------

                          CHARGED FOR ANY DELIVERY BEYOND 11/25/02
                          (PENDING FINALIZATION). Late shipment fees will not be invoked if due to unpaid invoices beyond agreed to terms at time of shipment.

                              PRICE INCLUDES (3) DAYS OF SETUP AND
                          FINALIZATION OF ON-SITE ADJUSTMENTS AT
                          RTI.

                          All materials used in product
                          manufacturing must satisfy current
                          governmental and safety requirements for restricted, toxic, and hazardous materials. Material Safety Data Sheets
                          (MSDS) must accompany first shipment or
                          whenever a MSDS is revised. Please mail
                          MSDS to the shipping address on this
                          order.

                                                  SUBTOTAL:                                            1,306,450.00

                                                  TAX:                                                         0.00
-------------------------------------------------------------------------------------------------------------------
TERMS:
                                                                   Commodity: 41-09
NEXT DAY                                                           09-1490-8051             TOTAL      1,306,450.00
-------------------------------------------------------------------------------------------------------------------

[BB/RCB 07/19 13:19]         Buyer:
                      Buyer: R.C. BROWNING                    Approved: ________
                             330-670-3153

                      Freight Bills, Bills of Lading, Packing Slips, and invoices must include:

                          -  Purchase Order Number

                          -  Requisition Number

                          -  Item Number

                          -  Description of Material

                          -  Blanket Order Item Number

                          -  Shipping Point

                          -  Ship To Address

                          -  Terms of Payment

                          -  Freight Prepaid or Collect

[TRI-CAM, INC. LOGO]

                                                      2730 Eastrock Drive
                                                      P.O. Box 5046
                                                      Rockford, IL  61125-8046

May 23, 2002                                          Phone: 815/226-9200
                                                      Fax: 815/226-0661
                                                      Email: sales@tricaminc.com

Republic Technologies

Attn:    Mr. RC Browning

Subject: Abrasive Batch Type Cut-Off Saws Model CAH
         CMI Budgetary Quotation No. Q-012-008
         Project No. U2353

Dear Sir:

In response to your request, we are pleased to offer our quotation as follows;

ITEM A:

-     Main stand and frame

-     Swarf collection (excluding boxes)

-     Carriage with cutting boom

-     Gear driven spindle assembly

-     Electro/hydraulic servo controlled infeed device

-     Hydraulic down feed device with electronic positioning

-     Automatic stroke setting

-     Wheel change indicator

- Material damping device with top clamps, side clamps and material lifting device

-     Crop dumping device for front and tail crops

-     Crop stop adjustable

-     Main drive with 500 HP AC drive

-     Operator's control panel

-     All necessary electrical equipment and controls

-     All necessary hydraulic equipment and controls

-     Excluding interconnecting wiring, piping and ductwork.

As described in attached Technical Specification.

..................................U.S.$ 653,225.00/EA(THIS PRICE BASED ON QTY(2))

                                    EXHIBIT B

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

      A. Mortgages, liens, pledges, and security interests in favor of the Director and Indenture Trustee and/or Collateral Agent covering all of the Project Equipment, which mortgages, liens, pledges, and security interests shall be subject to the terms and conditions of the Intercreditor Agreement;

      B. Liens, charges, conditions or restrictions arising from any personal property tax abatement agreements; and

      C. (1) Liens arising from judgments or awards in respect of which the Company shall in good faith be prosecuting an appeal or proceeding for review and in respect of which the Company shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided the Company shall have set aside on the Company's books adequate reserves with respect to such judgment or award; (2) liens for taxes, assessments, or governmental charges or levies, provided the Director shall not have notified the Company in accordance with Section 3.1 hereof with respect to such liens; (3) deposits, liens or pledges to secure payments of workmen's compensation, unemployment insurance, pension or other social security obligations, public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business; and (4) mechanic's, workmen's, repairmen's, warehousemen's, vendor's or earners' liens, or other similar liens arising in the ordinary course of business and securing sums which are not past due, or deposits or pledges to obtain the release of any such liens, provided that the Company shall have complied with Section 3.2 hereof.

                                    EXHIBIT C

                        PROJECT SITE - LEGAL DESCRIPTION

                                [To be attached]

                                    EXHIBIT C

                        PROJECT SITE - LEGAL DESCRIPTION

      Situated in the City of Lorain, County of Lorain, State of Ohio, and being further known as parts of Original Lots 85, 86, 87, 88, 89, 90, 91 and 92 in Sheffield Township and Original Lot 93 in Black River Township, and further bounded and described as follows:

      Commencing at the Intersection of the centerline of Grove Avenue and East 28th Street in accordance to Sheffield Land & Improvement Company Subdivision No. 4 as recorded in Volume 6, Page 3 of the Lorain County Plat Records; Thence north 1 degrees 10'00" West a distance of 299.00 feet along the centerline of Grove Avenue as shown by said plat, and the northerly extension thereof, to a PK nail; Thence North 88 degrees 50'00" East a distance of 2960.86 feet to USX Monument no. 47; Thence North 1 degrees 10'00" West a distance of 168.88 feet to a 1/2" diameter iron pin set in the northerly line of land owned by Lake Terminal Railroad as recorded in Volume 262, Page 419 and Volume 589, Page 167; thence South 88 degrees 50'00" West a distance of 353.30 feet along the northerly line of said Lake Terminal Railroad's land; thence North 73 degrees 29'00" West a distance of 217.81 feet along the northerly line of said Lake Terminal Railroad's land; thence South 88 degrees 50'00" West a distance of
481.97 feet along said Lake Terminal Railroad's northerly line; thence South 01 degrees 10'00" East a distance of 4.84 feet along said Lake Terminal Railroad's westerly line; thence South 88 degrees 50'00" West a distance of 889.02 feet along said Lake Terminal Railroad's northerly line; thence North 01 degrees 10'00" West a distance of 4.64 feet along said Lake Terminal Railroad's northerly line; thence South 88 degrees 50'00" West a distance of 1361.95 feet along said Lake Terminal Railroad's northerly line; thence North 83 degrees 00'00" West a distance of 479.78 feet along said Lake Terminal Railroad's northerly line and being the Principal Point of beginning;

1. Thence continuing North 83 degrees 00'00" West along said Lake Terminal Railroad's northerly line 168.44 feet to a capped iron pin set;

2. Thence North 01 degrees 10'00" West a distance of 127.92 feet along said Lake Terminal Railroad's easterly line to a capped iron pin set;

3. Thence South 88 degrees 50'00" West a distance of 886.01 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

4. Thence South 22 degrees 25'30" East a distance of 107.42 feet along said Lake Terminal Railroad's westerly line to a capped iron pin set;

5. Thence South 88 degrees 50'00" West a distance of 230.32 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

6. Thence South 63 degrees 01'09" West a distance of 241.40 feet to a capped iron pin set;

7. Thence South 01 degrees 10'00" East a distance of 14.88 feet along said Lake Terminal Railroad's westerly line to a capped iron pin set;

8. Thence South 88 degrees 50'00" West a distance of 589.60 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

9. Thence South 80 degrees 37'53" West a distance of 1121.52 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

10. Thence South 80 degrees 40'00" West a distance of 56.88 feet along said Lake Terminal Railroad's northerly line to capped iron pin set;

11. Thence South 88 degrees 50'00" West a distance of 100.00 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

12. Thence South 01 degrees 10'00" East a distance of 13.92 feet to a capped iron pin set;

13. Thence South 88 degrees 50'00" West a distance of 522.44 feet to a capped iron pin set;

14. Thence South 87 degrees 02'43" West a distance of 205.12 feet to a capped iron pin set;

15. Thence South 88 degrees 51'11" West a distance of 1446.49 feet to a capped iron pin set

16. Thence South 89 degrees 31'30" West a distance of 207.07 feet to a capped iron pin set;

17. Thence along a curve to a right having a radius of 485.00 feet, a central angle of 26 degrees 49'09", a curve length of 227.02 feet and chord bearing North 77 degrees 45'26" West a distance of 224.95 feet to a capped iron pin set;

18. Thence North 64 degrees 20'52" West a distance of 62.31 feet to a capped iron pin set in the northerly line of said Lake Terminal Railroad's land;

19. Thence along the following courses along said Lake Terminal Railroad's land, North 78 degrees 49'30" West a distance of 136.47 feet to a capped iron pin set;

20. Thence North 69 degrees 02'30" West a distance of 72.50 feet to a capped iron pin set;

21. Thence North 72 degrees 11'30" West a distance of 127.50 feet to a capped iron pin set;

22. Thence North 78 degrees 59'00" West a distance of 71.02 feet to a capped iron pin set;

23. Thence North 84 degrees 43'00" West a distance of 76.10 feet to a capped iron pin set;

24. Thence South 89 degrees 27'30" West a distance of 222.25 feet to a capped iron pin set;

25. Thence South 89 degrees 09'00" West a distance of 207.37 feet to a capped iron pin set;

26. Thence South 88 degrees 49'30" West a distance of 417.59 feet to a capped iron pin set;

27. Thence South 85 degrees 14'00" West a distance of 146.92 feet to a capped iron pin set;

28. Thence South 01 degrees 10'00" East a distance of 131.39 feet to a capped iron pin set into said Lake Terminal Railroad's land;

29. Thence South 80 degrees 42'26" West a distance of 95.16 feet to a capped iron pin set;

30. Thence South 84 degrees 33'48" West a distance of 131.94 feet to a capped iron pin set;

31. Thence South 88 degrees 47'54" West a distance of 750.87 feet to a capped iron pin set;

32. Thence South 88 degrees 52'50" West a distance of 292.89 feet to a capped iron pin set;

33. Thence North 01 degrees 07'05" West a distance of 5.00 feet to a capped iron pin set;

34. Thence along a curve to the right having a radius of 685.00 feet, a central angle of 53 degrees 23'50", a curve length of 638.39 feet and a chord bearing North 64 degrees 25'11" West a distance of 615.54 feet to a capped iron pin set;

35. Thence along a curve to the left having a radius of 515.00 feet, a central angle of 36 degrees 41'22", a curve length of 329.78 feet and a chord bearing South 72 degrees 09'38" East a distance of 324.17 feet to a capped iron pin set;

36. Thence North 89 degrees 29'42" East a distance of 58.24 feet to a capped iron pin set in the easterly line of said Lake Terminal Railroad's land;

37. Thence North 33 degrees 36'47" West a distance of 35.81 feet along said Lake Terminal Railroad's easterly line to a capped iron pin set;

38. Thence South 89 degrees 29'42" West a distance of 38.68 feet into said Lake Terminal Railroad's land to a capped iron pin set;

39. Thence along a curve to the right having a radius of 485.00 feet, a central angle of 56 degrees 55'34", a curve length of 481.87 feet and a chord bearing North 62 degrees 02'32" West a distance of 462.29 feet to a capped iron pin set;

40. Thence North 33 degrees 34'48" West a distance of 330.88 feet to a capped iron pin set;

41. Thence along a curve to the left having a radius of 1500.00 feet, a central angle of 09 degrees 08'14", a curve length of 239.21 feet and a chord bearing North 38 degrees 08'53" West a distance of 238.96 feet to a capped iron pin set;

42. Thence North 42 degrees 43'00" West a distance of 303.71 feet to a capped iron pin set;

43. Thence North 41 degrees 47'03" West a distance of 182.02 feet to a capped iron pin set;

44. Thence North 00 degrees 58'20" East a distance of 162.42 feet to a capped iron pin set;

45. Thence South 89 degrees 11'13" East a distance of 306.62 feet to a capped iron pin set in the easterly line of said Lake Terminal Railroad's land;

46. Thence North 33 degrees 36'47" West a distance of 36.37 feet to along the easterly line of said Lake Terminal Railroad's land to a capped iron pin set;

47. Thence North 89 degrees 11'13" West a distance of 123.90 feet into said Lake Terminal Railroad's land to a capped iron pin set;

48. Thence along a curve to the right having a radius of 345.00 feet, a central angle of 27 degrees 59'55", a curve length of 168.59 feet, and a chord bearing North 75 degrees 11'16" West a distance of 166.92 feet to a capped iron pin set;

49. Thence North 00 degrees 59'07" East a distance of 341.50 feet to a capped iron pin set;

50. Thence North 88 degrees 26'28" West a distance of 346.42 feet to a capped iron pin set;

51. Thence North 00 degrees 59'07" East a distance of 60.00 feet to a capped iron pin set in the southerly right of way line of East 21st Street to a capped iron pin set;

52. Thence South 88 degrees 26'26" East along the Southerly line of said East 21st Street, said line also being a Northerly line of land conveyed to USX Corporation, Parcel LTUSX-09, by deed recorded in O.R. Volume 191, Page 242 of Lorain County Records, 240.23 feet to a point of intersection with the Southerly prolongation of the Westerly line of land conveyed to National Tube Company, Parcel No. 1, by deed recorded in Volume 262, Pages 400-428 of Lorain County Records;

53. Thence North 01 degrees 02'31" East along said prolongation line 32.00 feet to a capped iron pin set;

54.   Thence South 89 degrees 39'42" East 90.11 feet to a capped iron pin set;

55.   Thence South 89 degrees 39'46" East 42.97 feet to a capped iron pin set;

56.   Thence North 86 degrees 53'18" East 27.38 feet to a capped iron pin set;

57.   Thence South 54 degrees 15'05" East 39.82 feet to a capped iron pin set;

58.   Thence North 57 degrees 15'18" East 90.19 feet to a capped iron pin set;

59.   Thence South 61 degrees 04'51" East 720.38 feet to a capped iron pin set;

60.   Thence North 75 degrees 39'53" East 189.58 feet to a capped iron pin set;

61.   Thence South 62 degrees 38'55" East 79.76 feet to a capped iron pin set;

62.   Thence South 71 degrees 39'50" East 59.74 feet to a capped iron pin set;

63.   Thence North 77 degrees 20'58" East 155.13 feet to a capped iron pin set;

64.   Thence North 41 degrees 23'14" East 200.68 feet to a capped iron pin set;

65.   Thence North 39 degrees 40'15" East 119.06 feet to a capped iron pin set;

66.   Thence North 36 degrees 49'20" East 240.28 feet to a capped iron pin set;

67. Thence North 36 degrees 49'21" East 109.87 feet to a point in the Black River and being the point of curvature of a non-tangent curve, concave to the north, having a radius of 1259.09 feet, a central angle of 44 degrees 50'23", and a chord of 960.41 feet bearing South
      79 degrees 20'09" East.

68. Thence easterly along said curve 985.36 feet to a point in the Black River and being the point of curvature of a compound curve to the to the left having a radius of 1400.00 feet, a central angle of 41 degrees 05'19", and a chord of 982.81 feet bearing North 57 degrees 42'00" East;

69. Thence northeasterly along said curve 1003.99 feet to a point in the Black River, and being the point of curvature of a compound curve to the left having a radius of 1530.56 feet, a central angle of 12 degrees 25'38", and a chord of 331.32 feet bearing North 30 degrees 56'31" East;

70. Thence northeasterly along said curve 331.97 feet to a point in the Black River;

71.   Thence North 23 degrees 21'59" East 202.86 feet to a point in the Black
      River;

72.   Thence South 65 degrees 11'51" East 32.25 feet to a capped iron pin set;

73.   Thence South 65 degrees 11'54" East 306.91 feet to a capped iron pin set;

74.   Thence South 56 degrees 22'25" East 450.04 feet to a capped iron pin set;

75.   Thence South 27 degrees 21'43" East 582.67 feet to a capped iron pin set;

76.   Thence South 33 degrees 28'50" East 416.16 feet to a capped iron pin set;

77.   Thence North 88 degrees 48'37" East 363.59 feet to a capped iron pin set;

78.   Thence South 1 degrees 03'31" East 155.60 feet to a capped iron pin set;

79.   Thence North 88 degrees 48'37" East 2332.84 feet to a capped iron pin set;

80.   Thence North 80 degrees 26'54" East 720.72 feet to a capped iron pin set;

81.   Thence North 23 degrees 48'24" West 907.72 feet to a capped iron pin set;

82.   Thence North 20 degrees 53'34" West 159.95 feet to a capped iron pin set;

83. Thence North 0 degrees 37'46" East 235.69 feet to a drill hole set in the southerly end of a concrete storm wingwall;

84. Thence North 01 degrees 19'53" West a long said wingwall and its northerly projection 49.80 feet to a capped iron pin set;

85. Thence North 87 degrees 05'27" West being approximately five feet southerly of an overhead electric line 216.20 feet to a PK nail set in the top of a stone wall;

86. Thence South 69 degrees 54'05" West along said wall and its southwesterly projection, passing thru a PK nail set in the top of said wall 5.77 feet northeasterly from this course's terminal point 144.83 feet to a capped iron pin set;

87. Thence North 20 degrees 35'45" West in the southerly projection of a second stone wall and along said second stone wall 294.97 feet to a point in the Black River;

88.   Thence north 63 degrees 42'04" East 200.05 feet to a point in the Black
      River;

89. Thence South 19 degrees 15'10" East parallel with and approximately 13 feet easterly of the top of a sloped concrete wall, and running in a small un-named stream, 185.89 feet to a capped iron pin set at an angle point in said stream;

90.   Thence North 83 degrees 24'16" East 373.97 feet to a capped iron pin set;

91. Thence South 21 degrees 25'45" East 60.85 feet to a capped iron pin set on the northerly line of a remainder parcel of LAND OWNED BY THE LAKE TERMINAL RAILROAD COMPANY, WHICH IS COMPRISED OF (I) THE REMAINDER OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY DEED RECORDED IN VOLUME 589, PAGE 167 OF LORAIN COUNTY DEED RECORDS; (II) THE REMAINDER OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY DEED RECORDED IN VOLUME 262, PAGE 414 THRU 419 OF LORAIN COUNTY DEED RECORDS; (III) A PARCEL OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY USX CORPORATION CONSISTING OF 0.05471 ACRES (901-TRACK) RECORDED IN O.R. VOLUME 191, PAGE 349; AND
      (IV) A PARCEL OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY USX CORPORATION CONSISTING OF 0.01253 ACRES (801?YARD) RECORDED IN ORIGINAL RECORD VOLUME 191, PAGE 343 OF LORAIN COUNTY DEED RECORDS;

      Thence the following 16 courses along the northerly, westerly, southerly and easterly sides of said Lake Terminal Railroad Company Lands:

92.   Thence South 68 degrees 34'15" West 170.15 feet to a capped iron pin set;

93.   Thence South 21 degrees 35'30" East 30.00 feet to a capped iron pin set;

94. Thence North 66 degrees 34'15" East 369.22 feet to a capped iron pin set to the point of curvature of a tangent curve to the to the left, having a radius of 337.87 feet and a central angle of 60 degrees 33'01" and a chord of 340.68 feet bearing North 38 degrees 17'44" East;

95.   Thence northeasterly along said curve 357.06 feet;

96. Thence North 08 degrees 01'39" East 209.20 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the east, having a radius of 360.00 feet, a central angle of 23 degrees 36'52", and a chord of 147.33 feet bearing North 19 degrees 49'43" East;

97.   Thence northerly along said curve 148.37 feet;

98. Thence North 31 degrees 38'09" East 69.07 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the southeast, having a radius of 370.00 feet, a central angle of 56 degrees 17'01", and a chord of 349.03 feet bearing North 59 degrees 46'08" East;

99.   Thence northeasterly along said curve 363.47 feet;

100.  Thence South 70 degrees 54'13" East 1.77 feet to a capped iron pin set;

101. Thence North 88 degrees 50'02" East 711.58 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the south, having a radius of 410.00 feet, a central angle of 21 degrees 54'10", and a chord of 155.78 feet bearing South 80 degrees 12'55" East;

102.  Thence easterly along said curve 156.73 feet;

103. Thence South 69 degrees 15'50" East 113.88 feet to a capped iron pin set to the point of curvature of a tangent curve to the to the right, having a radius of 410.00 feet and a central angle of 48 degrees 05'50" and a chord of 334.16 feet bearing South 45 degrees 12'55" East;

104.  Thence southeasterly along said curve 344.18 feet;

105.  Thence South 21 degrees 10'00" East 50.00 feet to a capped iron pin set;

106.  Thence South 15 degrees 08'17" East 190.43 feet to a capped iron pin set;

107.  Thence South 21 degrees 10'00" East 32.19 feet to a capped iron pin set;

108. Thence South 88 degrees 50'17" West departing said Lake Terminal Railroad Company's land 0.84 foot to a capped iron pin set;

109.  Thence North 21 degrees 11'20" West 80.65 feet to a capped iron pin set;

110.  Thence North 21 degrees 13'12" West 52.54 feet to a capped iron pin set;

111.  Thence North 21 degrees 08'57" West 57.94 feet to a capped iron pin set;

112.  Thence North 23 degrees 00'59" West 140.59 feet to a capped iron pin set;

113.  Thence North 33 degrees 08'19" West 44.58 feet to a capped iron pin set;

114.  Thence North 39 degrees 56'50" West 50.29 feet to a capped iron pin set;

115.  Thence North 47 degrees 46'53" West 53.51 feet to a capped iron pin set;

116.  Thence North 55 degrees 53'46" West 62.69 feet to a capped iron pin set;

117.  Thence North 65 degrees 47'38" West 61.58 feet to a capped iron pin set;

118.  Thence North 73 degrees 32'29" West 77.48 feet to a capped iron pin set;

119.  Thence North 76 degrees 44'22" West 83.24 feet to a capped iron pin set;

120.  Thence North 81 degrees 57'40" West 45.48 feet to a capped iron pin set;

121. Thence North 88 degrees 04'46" West 56.36 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the southeast, having a radius of 230.31 feet, a central angle of 16 degrees 47'33", and a chord of 67.26 feet bearing South 87 degrees 10'40" West;

122.  Thence southwesterly along said curve 87.50 feet;

123. Thence South 58 degrees 48'54" West 10.71 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the southeast, having a radius of 269.14 feet, a central angle of 54 degrees 55'02", and a chord of 248.21 feet bearing South 31 degrees 19'22" West;

124.  Thence southwesterly along said curve 257.97 feet;

125.  Thence South 03 degrees 51'51" West 23.90 feet to a capped iron pin set;

126.  Thence South 01 degrees 11'20" East 317.18 feet to a capped iron pin set;

127.  Thence North 88 degrees 48'40" East 5.55 feet to a capped iron pin set;

128. Thence South 02 degrees 10'14" East 61.89 feet to the point of curvature of a non-tangent curve, concave to the east, having a radius of 425.00 feet, a central angle of 10 degrees 41'58", and a chord of 79.25 feet bearing the South 10 degrees 18'45" East;

129. Thence southerly along said curve 79.37 feet to the point of curvature of a non-tangent curve, concave to the west, having a radius of 415.00 feet, a central angle of 19 degrees 46'44", and a chord of 142.55 feet bearing South 06 degrees 36'17" East;

130.  Thence southerly along said curve 143.26 feet;

131.  Thence South 01 degrees 06'27" East 335.63 feet;

132.  Thence South 88 degrees 52'23" West 39.67 feet;

133. Thence South 00 degrees 39'47" East 161.77 feet to a capped iron pin found;

134.  Thence South 01 degrees 49'42" East 95.25 feet to a capped iron pin found;

135.  Thence South 86 degrees 53'05" East 33.51 feet to a capped iron pin found;

136. Thence South 00 degrees 53'56" East 729.08 feet to a capped iron pin found;

137.  Thence North 89 degrees 14'07" East 85.78 feet to a capped iron pin found;

138.  Thence South 01 degrees 08'28" East 53.18 feet to a capped iron pin found;

139.  Thence North 88 degrees 57'21" East 11.25 feet to a capped iron pin found;

140. Thence South 01 degrees 09'55" East 181.68 feet to a capped iron pin found;

141.  Thence South 88 degrees 23'54" West 65.33 feet to a capped iron pin found;

142.  Thence South 01 degrees 11'02" East 82.47 feet to a capped iron pin found;

143.  Thence North 88 degrees 54'59" West 24.27 feet to a capped iron pin found;

144. Thence South 02 degrees 48'42" East 316.46 feet to a capped iron pin found;

      Situated in the City of Lorain, County of Lorain, State of Ohio, and further known as parts of Original Lot Nos. 85, 86, 87, 88, 89, and 90 in Sheffield Township, bounded and described as follows:

      Commencing at the intersection of the centerline of Pearl Avenue and East 28th Street in accordance to Sheffield Land & Improvement Company Subdivision No. 2 as recorded in Volume 4, Page 32 of the Lorain County Plat Records; thence North 01 degrees 10'00" West a distance of 40.00 feet to the Principal Place of Beginning;

1. Thence South 88 degrees 50'00" West a distance of 241.17 feet along the northerly line of East 28th Street and the southerly line of Sublots 999 through 1003 of Sheffield Land & Improvement Company Subdivision No. 2 to a capped iron pin set;

2.    Thence North 01 degrees 14'20" West 149.86 feet to a capped iron pin set;

3.    Thence South 89 degrees 00'37" West 298.84 feet to a capped iron pin set;

4.    Thence South 01 degrees 10'00" East 25.79 feet to a capped iron pin set;

5. Thence South 88 degrees 50'00" West a distance of 780.00 feet along the northerly line of Sublots No. 980 through 993 and the north end of Globe Avenue to a -1/2" diameter iron pin;

6. Thence North 01 degrees 10'00" West a distance of 74.00 feet along the easterly line and land owned Roman A. Wlaszyn, to a 1/2" diameter iron pin;

7. Thence South 88 degrees 50'00" West a distance of 450.00 feet along said Roman A. Wlaszyn's north line to a 1/2" diameter iron pin;

8. Thence South 01 degrees 10'00" East a distance of 74.00 feet along said Roman A. Wlaszyn's west line to a 1/2" diameter iron pin;

9. Thence South 88 degrees 50'00" West a distance of 650.00 feet along the north line of Sublots 958 thru 970 to a 1/2" diameter iron pin at the northwesterly corner of Sublot No. 958;

10. Thence North 01 degrees 10'00" West a distance of 74.00 feet along the westerly line of land owned by USX Corporation and recorded in Deed Volume 262, Page 400 of the Lorain County Records to a 1/2" diameter iron pin;

11. Thence South 88 degrees 50'00" West a distance of 100.00 feet along the southerly line of the said USX Corporation land to a 1/2" diameter iron pin;

12. Thence South 1 degrees 10'00" East a distance of 54.00 feet to 1/2" diameter iron pin at the northeasterly corner of the end of Vine Avenue;

13. Thence South 88 degrees 50'00" West a distance of 80.00 feet along the northerly end of Vine Avenue to a 1/2" diameter iron pin;

14. Thence South 1 degrees 10'00" East a distance of 145.00 feet to a 1/2" diameter iron pin at the [TEXT MISSING];

15. Thence South 88 degrees 50'00" West a distance of 250.00 feet along the northerly right-of-way line oF East 28th Street to a 1/2" diameter iron pin at the southeasterly corner of Sublot No. 1681;

16. Thence North 1 degrees 10'00" West a distance of 125.00 feet along the east line of Sublot No. 1681 tO a 1/2" diameter iron pin at the northeast corner of Sublot No. 1681;

17. Thence South 88 degrees 50'00" West a distance of 690.00 feet along the north line of Sublots No. 1881 through 1693 to a 1/2" diameter iron pin at the southeasterly corner of land owned by Manor Real Estate as recorded in Deed Volume 688, Page 588 of the Lorain County Records;

18. Thence North 1 degrees 10'00" West a distance of 134.00 feet along the east line of said Manor Real EState land to a 1/2" diameter iron pin at the northeasterly corner of said Manor Real Estate land;

19. Thence North 88 degrees 50'00" East a distance of 225.16 feet along the southerly line of land owned by Lake Terminal Railroad as recorded in Deed Volume 262, Page 419 of the Lorain County Records to a 1/2" diameter iron pin;

20. Thence North 40 degrees 49'13" East a distance of 59.63 feet to a 1/2" diameter iron pin;

21.   Thence North 88 degrees 50'00" East a distance of 578.96;

22. Thence North 70 degrees 66'39" East a distance of 58.11 feet to a 1/2" diameter iron pin;

23. Thence South 1 degrees 10'00" East a distance of 22.60 feet to a 1/2" diameter iron pin;

24. Thence North 88 degrees 50'00" East a distance of 23.70 feet to a 1/2" diameter iron pin;

25. Thence North 1 degrees 10'13" West a distance of 25.50 feet to a 1/2" diameter iron pin;

26. Thence North 88 degrees 50'00" East a distance of 63.00 feet to a 1/2" diameter iron pin;

27. Thence South 1 degrees 10'00" East a distance of 52.50 feet to a 1/2" diameter iron pin;

28. Thence North 88 degrees 50'00" East a distance of 106.00 feet to a 1/2" diameter iron pin;

29. Thence South 15 degrees 12'11" East a distance of 20.62 feet to a 1/2" diameter iron pin in the soutHerly line of said Lake Terminal Railroad land;

30. Thence North 88 degrees 50'00" East a distance of 5279.67 feet along the southerly line of said Lake Terminal Railroad land to a 1/2" diameter iron pin;

31. Thence North 1 degrees 10'00" West a distance of 29.00 feet to a 1/2" diameter iron pin;

32. Thence North 88 degrees 50'00" East a distance of 159.13 feet along the southerly line of said Lake Terminal Railroad land to a 1/2" diameter iron pin;

33. Thence South 1 degrees 10'00" East a distance of 29.00 feet to a 1/2" diameter iron pin;

34. Thence North 88 degrees 50'00" East a distance of 547.50 feet along the southerly line of said Lake Terminal Railroad land to a 1/2" diameter iron pin;

35. Thence South 1 degrees 10'00" East a distance of 114.00 feet to a 1/2" diameter iron pin;

36. Thence North 88 degrees 50'00" West a distance of 80.00 feet along the northerly end of Oakwood Avenue to a 1/2" diameter iron pin;

37. Thence South 1 degrees 10'00" East a distance of 45.00 feet to along the westerly right-of-way line of Oakwood Avenue to a 1/2" diameter iron pin;

38. Thence South 88 degrees 50'00" West a distance of 150.00 feet through Sublots No. 64 & 65 and into Sublot No. 63 to a 1/2" diameter iron pin;

39. Thence South 1 degrees 10'00" East a distance of 100.00 feet to a 1/2" diameter iron pin in the northerly right of way of East 28th Street;

40. Thence South 88 degrees 50'00" West a distance of 640.00 feet along the northerly right-of-way of East 28th Street to a 1/2" diameter iron pin;

41. Thence North 1 degrees 10'00" West a distance of 199.00 feet through Sublot No. 50 to a 1/2" diameter iron pin;

42. Thence South 88 degrees 50'00" West a distance of 1360.00 feet to a 1/2" diameter iron pin;

43. Thence South 1 degrees 10'00" East a distance of 64.00 feet to a 1/2" diameter iron pin;

44. Thence South 88 degrees 50'00" West a distance of 280.00 feet to a 1/2" diameter iron pin;

45. Thence North 1 degrees 10'00" West a distance of 64.00 feet to a 1/2" diameter iron pin;

46. Thence South 88 degrees 50'00" West a distance of 200.00 feet to a 1/2" diameter iron pin;

47. Thence South 1 degrees 10'00" East a distance of 64.00 feet to a 1/2" diameter iron pin;

48. Thence South 88 degrees 50'00" West a distance of 375.00 feet to a 1" diameter iron pin in the easterly line of land owned by United States Steel Credit Union as recorded in Volume 1110, Page 642, Deed Volume 650, Page 573 and Volume 868, Page 181, of the Lorain County Records;

49. Thence North 1 degrees 10'00" West a distance of 84.00 feet along the easterly line of said United States Steel Credit Union land to a 1" diameter iron pin;

50. Thence South 88 degrees 50'00" West a distance of 125.00 feet along then northerly line of said United States Steel Credit Union land to a 1" diameter iron pin;

51. Thence South 1 degrees 10'00" East a distance of 91.01 feet to a capped iron pin set;

52.   Thence South 88 degrees 50'00" West 135.19 feet to a capped iron pin;

53.   Thence North 00 degrees 17'28" West 86.01 feet to a capped iron pin set;

54.   Thence South 89 degrees 10'00" West 165.78 to a capped iron pin set;

55.   Thence South 1 degrees 10'00" East 194.60 feet to a capped iron pin set;

56. Thence South 88 degrees 50'00" West 40.00 feet to the Principal Place of Beginning; said described tract containing 21.9302 acres, more or less.

      The basis of bearings for this description is the centerline of East 28th Street being North 88 degrees 50'00" East. Capped Iron Pin set is a 5/8"x30" rebar with yellow "R.E. Warmer PS 7055" plastic cap. This description prepared on June 26, 2002, revised July 10, 2002, by Michael Straub, P.S. 7055 in the State of Ohio of R.E. Warnar & Associates, Inc., Westlake, Ohio.

                  APPROVED                  APPROVED BY THE LORAIN CITY PLANNING
          AS TO DESCRIPTION ONLY            COMMISSION          NO PLAT REQUIRED

Date August 8, 2002                         /s/ William E. Dobis
     -------------------------------        ------------------------------------
           City of Lorain                   Secretary Lorain City Planning
                                            Commission 8-9-02
Per /s/ Kimberly Hoskis
    --------------------------------
           Engineering Department

LORAIN COUNTY TAX MAP DEPT
P.P.NO. 03-00-088-101-015

0.6199 Acres                                                         Page 1 of 1

      Situated in the City of Lorain, County of Lorain, State of Ohio, and known as being part of Original Lot 83 of Sheffield Township, and being further described as follows:

      Commencing at the Intersection of the centerline of Grove Avenue and East 28th Street in accordance to Sheffield Land & Improvement Company Subdivision No. 4 as recorded in Volume 6, Page 3 of the Lorain County Plat Records, thence North 1 degrees 10'00" West a distance of 299.00 feet along the projected centerline of Grove Avenue to a point in the southerly line of land owned by Lake Terminal Railroad as recorded In Volume 262, Page 419 of the Lorain County Deed Records, projected westerly, thence North 88 degrees 50'00" East a distance of 700.27 feet to a capped iron pin and being the Principal Place of Beginning:

1. Thence North 0 degrees 47'43" West 33.00 feet to a capped iron pin set at a southwesterly corner of lands of Lake Terminal Railroad as described in Deed Volume 262, Page 419 and Deed Volume 589, Page 167 of Lorain County Records;

2. Thence North 88 degrees 50'00" East along a southerly line of said Lake Terminal Railroad lands 159.13 feet to a capped iron pin set at an angle point in said southerly line;

3.    Thence South 1 degrees 10'00" East in said Lake Terminal Railroad lands
      33.00 feet to a capped iron pin set at an angle point therein;

4. Thence North 88 degrees 50'00" East in a southerly line of said Lake Terminal Railroad lands 2.30 feet to a capped iron pin set;

5. Thence South 1 degrees 20'28" East 134.00 feet to a capped iron pin set in the southerly line of those USX Corporation l ands described in Deed Volume 849, Page 472 of Lorain County Records;

6. Thence South 88 degrees 50'00" West in said USX southerly line 162.93 feet to a capped iron pin set;

7. Thence North 0 degrees 47'40" West 134.00 feet to the Principal Place of Beginning; said described tract containing 0.6199 acre, more or less.

      The basis of bearings for this description is the centerline of East 28th Street being North 88 degrees 50'00" East. Capped Iron Pin Set is a 5/8"x30" rebar with yellow "R.E. Warner PS 7055" plastic cap. This description prepared on June 27, 2002, revised July 10, 2002, by Michael Straub, P.S., 7055 in the State of Ohio of R.E. Warner and Associates, Inc., Westlake, Ohio.

                  APPROVED                  APPROVED BY THE LORAIN CITY PLANNING
          AS TO DESCRIPTION ONLY            COMMISSION          NO PLAT REQUIRED

Date August 8, 2002                         /s/ William E. Dobis
     -------------------------------        ------------------------------------
           City of Lorain                   Secretary Lorain City Planning
                                            Commission 8-9-02
Per /s/ Kimberly Hoskis
    --------------------------------
           Engineering Department

LORAIN COUNTY TAX MAP DEPT
P.P.NO. 03-00-083-101-037

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 1 of 10

      Situated in the City of Lorain, County of Lorain, State of Ohio, and being further known as parts of Original Lots 85, 86, 87, 88, 89, 90, 91 and 92 in Sheffield Township and Original Lot 93 in Black River Township, and further bounded and described as follows:

      Commencing at the Intersection of the centerline of Grove Avenue and East 28th Street in accordance to Sheffield Land & Improvement Company Subdivision No. 4 as recorded in Volume 6, Page 3 of the Lorain County Plat Records; Thence North 1 degrees 10'00" West a distance of 299.00 feet along the centerline of Grove Avenue as shown by said plat, and the northerly extension thereof, to a PK nail; Thence North 88 degrees 50'00" East a distance of 2960.86 feet to USX Monument no. 47; Thence North 1 degrees 10'00" West a distance of 168.88 feet to a 1/2" diameter iron pin set in the northerly line of land owned by Lake Terminal Railroad as recorded in Volume 262, Page 419 and Volume 589, Page 167; thence south 88 degrees 50'00" West a distance of 353.30 feet along the northerly line of said Lake Terminal Railroad's land; thence North 73 degrees 29'00" West a distance of 217.61 feet along the northerly line of said Lake Terminal Railroad's land; thence South 88 degrees 50'00" West a distance of
481.97 feet along said Lake Terminal Railroad's northerly line; thence South 01 degrees 10'00" East a distance of 4.64 feet along said Lake Terminal Railroad's westerly line; thence South 88 degrees 50'00" West a distance of 889.02 feet along said Lake Terminal Railroad's northerly line; thence North 01 degrees 10'00" West a distance of 4.64 feet along said Lake Terminal Railroad's northerly line; thence South 88 degrees 50'00" West a distance of 1361.95 feet along said Lake Terminal Railroad's northerly line; thence North 83 degrees 00'00" West a distance of 479.78 feet along said Lake Terminal Railroad's northerly line and being the Principal Point of Beginning;

1. Thence continuing North 83 degrees 00'00" West along said Lake Terminal Railroad's northerly line 168.44 feet to a capped iron pin set;

2. Thence North 01 degrees 10'00" West a distance of 127.92 feet along said Lake Terminal Railroad's easterly line to a capped iron pin set;

3. Thence South 88 degrees 50'00" West in a distance of 886.01 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

4. Thence South 22 degrees 25'30" East a distance of 107.42 feet along said Lake Terminal Railroad's westerly line to a capped iron pin set;

5. Thence South 88 degrees 50'00" West a distance of 230.32 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

6. Thence South 63 degrees 01'09" West a distance of 241.40 feet to a capped iron pin set;

7. Thence South 01 degrees 10'00" East a distance of 14.88 feet along said Lake Terminal Railroad's westerly line to a capped iron pin set;

8. Thence South 88 degrees 50'00" West a distance of 589.60 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 2 of 10

9. Thence South 80 degrees 37'53" West a distance of 1121.52 feet along said Lake Terminal Railroad's northerly line to a capped iron pin set;

10. Thence South 80 degrees 40'00" West a distance of 56.88 feet along said Lake Terminal Railroad's northerly line to capped iron pin set;

11. Thence South 88 degrees 50'00" West a distance of 100.00 feet along said Lake Terminal Railroad's northerly line to capped iron pin set;

12. Thence South 01 degrees 10'00" East a distance of 13.92 feet to capped iron pin set;

13. Thence South 88 degrees 50'00" West a distance of 522.44 feet to capped iron pin set;

14. Thence South 87 degrees 02'43" West a distance of 205.12 feet to capped iron pin set;

15. Thence South 88 degrees 51'11" West a distance of 1446.49 feet to capped iron pin set;

16. Thence South 89 degrees 31'30" West a distance of 207.07 feet to capped iron pin set;

17. Thence along a curve to a right having a radius of 485.00 feet, a central angle of 26 degrees 49'09". a curve length of 227.02 feet and chord bearing North 77 degrees 45'28" West a distance of 224.95 feet to a capped iron pin set;

18. Thence North 64 degrees 20'52" West a distance of 62.31 feet to a capped iron pin set in the northerly line of said Lake Terminal Railroad's land;

19. Thence along the following courses along said Lake Terminal Railroad's land, North 78 degrees 49'30" West a distance of 136.47 feet to capped iron pin set;

20. Thence North 69 degrees 02'30" West a distance of 72.50 feet to capped iron pin set;

21. Thence North 72 degrees 11'30" West a distance of 127.50 feet to capped iron pin set;

22. Thence North 78 degrees 59'00" West a distance of 71.02 feet to capped iron pin set;

23. Thence North 84 degrees 43'00" West a distance of 76.10 feet to capped iron pin set;

24. Thence South 89 degrees 27'30" West a distance of 222.25 feet to capped iron pin set;

25. Thence South 89 degrees 09'00" West a distance of 207.37 feet to capped iron pin set;

26. Thence South 88 degrees 49'30" West a distance of 417.59 feet to capped iron pin set;

27. Thence South 85 degrees 14'00" West a distance of 146.92 feet to capped iron pin set;

28. Thence South 01 degrees 10'00" East a distance of 131.39 feet to capped iron pin set into said Lake Terminal Railroad's land;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 3 of 10

29. Thence South 80 degrees 42'26" West a distance of 95.16 feet to capped iron pin set;

30. Thence South 84 degrees 33'48" West a distance of 131.94 feet to capped iron pin set;

31. Thence South 88 degrees 47'54" West a distance of 750.87 feet to capped iron pin set;

32. Thence North 88 degrees 52'50" West a distance of 292.89 feet to capped iron pin set;

33. Thence North 01 degrees 07'05" West a distance of 5.00 to capped iron pin set;

34. Thence along a curve to the right having a radius of 685.00 feet, a central angle of 53 degrees 23'50", a curve length of 638.39 feet and a chord bearing North 64 degrees 25'11" West a distance of 615.54 feet to capped iron pin set;

35. Thence along a curve to the left having a radius of 515.00 feet, a central angle of 36 degrees 41'22", a curve length of 329.78 feet and a chord bearing South 72 degrees 09'38" East a distance of 324.17 feet to capped iron pin set;

36. Thence North 89 degrees 29'42" East a distance of 58.24 feet to a capped Iron pin set in the easterly line of said Lake Terminal Railroad's land;

37. Thence North 33 degrees 36'47" West a distance of 35.81 feet along said Lake Terminal Railroad's easterly line to capped iron pin set;

38. Thence South 89 degrees 29'42" West a distance of 38.68 feet into said Lake Terminal Railroad's land to a capped iron pin set;

39. Thence along a curve to the right having a radius of 485.00 feet, a central angle of 56 degrees 55'34", a curve length of 481.87 feet and a chord bearing North 62 degrees 02'32 "West a distance of 462.29 feet to capped iron pin set;

40. Thence North 33 degrees 34'46" West a distance of 330.88 feet to capped iron pin set;

41. Thence along a curve to the left having a radius of 1500.00 feet, a central angle of 09 degrees 08'14", a curve length of 239.21 feet and a chord bearing North 38 degrees 08'53" West a distance of 238.96 feet to capped iron pin set;

42. Thence North 42 degrees 43'00" West a distance of 303.71 feet to capped iron pin set;

43. Thence North 41 degrees 47'03" West a distance of 182.02 feet to capped iron pin set;

44. Thence North 00 degrees 58'20" East a distance of 162.42 feet to capped iron pin set;

45. Thence South 89 degrees 11'13" East a distance of 306.62 feet to capped iron pin set in the easterly line of said Lake Terminal Railroad's land;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 4 of 10

46. Thence North 33 degrees 36'47" West a distance of 36.37 feet to along the easterly line of said Lake Terminal Railroad's land to a capped iron pin set;

47. Thence North 89 degrees 11'13" West a distance of 123.90 feet into said Lake Terminal Railroad's land to a capped iron pin set;

48. Thence along a curve to the right having a radius of 345.00 feet, a central angle to 27 degrees 59'55", a curve length of 168.59 feet and a chord bearing North 75 degrees 11'16" West a distance of 166.92 feet to capped iron pin set;

49. Thence North 00 degrees 59'07" East a distance of 341.50 feet to capped iron pin set;

50. Thence North 88 degrees 26'26" West a distance of 346.42 feet to a capped iron pin set;

51. Thence North 00 degrees 59'07" East a distance of 60.00 feet to capped iron pin set in the southerly right of way line of East 21st Street to a capped iron pin set;

52. Thence South 88 degrees 26'26" East along the Southerly line of said East 21st Street, said line also being a Northerly line of land conveyed to USX Corporation, Parcel LTSUX-09, by deed recorded in O.R. Volume 191, Page 242 of Lorain County Records, 240.23 feet to a point of intersection with the Southerly prolongation of the Westerly line of land conveyed to National Tube Company, Parcel No. 1, by deed recorded in Volume 262, Pages 400-428 of Lorain County Records;

53. Thence North 01 degrees 02'31" East along said prolongation line 32.00 feet to a capped iron pin set;

54.   Thence South 89 degrees 39'42" East 90.11 feet to a capped iron pin set;

55.   Thence South 89 degrees 39'46" East 42.97 feet to a capped iron pin set;

56.   Thence North 86 degrees 53'18" East 27.38 feet to a capped iron pin set;

57.   Thence South 54 degrees 15'05" East 39.82 feet to a capped iron pin set;

58.   Thence North 57 degrees 15'18" East 90.19 feet to a capped iron pin set;

59.   Thence South 61 degrees 04'51" East 720.38 feet to a capped iron pin set;

60.   Thence North 75 degrees 39'53" East 189.58 feet to a capped iron pin set;

61.   Thence South 62 degrees 38'55" East 79.76 feet to a capped iron pin set;

62.   Thence South 71 degrees 39'50" East 59.74 feet to a capped iron pin set;

63.   Thence North 77 degrees 20'58" East 155.13 feet to a capped iron pin set;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 5 of 10

64.   Thence North 41 degrees 23'14" East 200.67 feet to a capped iron pin set;

65.   Thence North 39 degrees 40'15" East 119.06 feet to a capped iron pin set;

66.   Thence North 36 degrees 49'20" East 240.28 feet to a capped iron pin set;

67. Thence North 38 degrees 49'21" East 106.87 feet to a point in the Black River and being the point of curvature of a non-tangent curve, concave to the north, having a radius of 1259.09 feet, a central angle of 44 degrees 50'22", and a chord of 960.41 feet bearing South
      79 degrees 20'09" East;

68. Thence easterly along said curve 985.36 feet to a point in the Black River and being the point of curvature of a compound curve to the to the left having a radius of 1400.00 feet, a central angle of 41 degrees 05'19" feet bearing north 57 degrees 42'00 East;

69. Thence northeasterly along said curve 1003.99 feet to a point in the Black river, and being the point of curvature of a compound curve to the left having a radius of 1530.56 feet, a central angle of 12 degrees 25'38, and a chord of 331.32 feet bearing North 30 degrees 56'31" East;

70. Thence northeasterly along said curve 331.97 feet to a point in the Black River;

71.   Thence North 23 degrees 21'59" East 202.86 feet to a point in the Black
      River;

72.   Thence South 65 degrees 11'51" East 32.25 feet to a capped iron pin set;

73.   Thence South 65 degrees 11'54" East 306.91 feet to a capped iron pin set;

74.   Thence South 56 degrees 22'55" East 450.04 feet to a capped iron pin set;

75.   Thence South 27 degrees 21'43" East 582.67 feet to a capped iron pin set;

76.   Thence South 33 degrees 28'50" East 416.16 feet to a capped iron pin set;

77.   Thence North 88 degrees 48'37" East 363.59 feet to a capped iron pin set;

78.   Thence South 1 degrees 03'31" East 155.60 feet to a capped iron pin set;

79.   Thence North 88 degrees 48'47" East 2332.84 feet to a capped iron pin set;

80.   Thence North 80 degrees 26'54" East 720.72 feet to a capped iron pin set;

81.   Thence North 23 degrees 48'24" West 907.72 feet to a capped iron pin set;

82.   Thence North 20 degrees 53'34" West 159.95 feet to a capped iron pin set;

83. Thence North 0 degrees 37'56" East 235.69 feet to a drill hole set in the southerly end of a concrete storm wingwall;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 6 of 10

84. Thence North 1 degrees 95'13" West along said wingwall and its northerly projection 49.80 feet to a capped Iron pin set;

85. Thence North 87 degrees 05'27" West being approximately five feet southerly of an overhead electric line 216.20 feet to a PK nail set in the top of a stone wall;

86. Thence South 69 degrees 54'06" West along said wall and its southwesterly projection, passing thru a PK nail sat in the top of said wall 5.77 feet northeasterly from this course's terminal point 144.83 feet to a capped iron pin set;

87. Thence North 20 degrees 35'45" West in the southerly projection of a second stone wall and along said second stone wall 294.97 feet to a point in the Black River;

88.   Thence North 63 degrees 42'04" East 200.05 feet to a point in the Black
      River;

89. Thence South 19 degrees 15'10" East parallel with and approximately 13 feet easterly of the top of a sloped concrete wall, and running in a small un-named stream, 185.89 feet to a capped iron pin set at an angle point in said stream;

90.   Thence North 83 degrees 24'16" East 373.97 feet to a caped iron pin set;

91. Thence South 21 degrees 25'45" East 60.65 feet to a capped iron pin set on the northerly line of a remainder parcel of LAND OWNED BY THE LAKE TERMINAL RAILROAD COMPANY, WHICH IS COMPRISED OF (I) THE REMAINDER OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY DEED RECORDED IN VOLUME 589, PAGE 167 OF LORAIN COUNTY DEED RECORDS; (II) THE REMAINDER OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY DEED RECORDED IN VOLUME 262; PAGE 414 THRU 419 OF LORAIN COUNTY DEED RECORDS; (III) A PARCEL LF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY USX CORPORATION CONSISTING OF 0.05471 ACRES (801-TRACK) RECORDED IN O.R. VOLUME 191, PAGE 349; AND
      (IV) A PARCEL OF LAND CONVEYED TO LAKE TERMINAL RAILROAD COMPANY BY USX CORPORATION CONSISTING OF 0.01253 ACRES (801?YARD) RECORDED IN ORIGINAL RECORD VOLUME 191, PAGE 343 OF LORAIN COUNTY DEED RECORDS.:

      Thence the following 16 courses along the northwesterly, westerly, southerly and easterly sides of said Lake Terminal Railroad Company lands:

92.   Thence South 68 degrees 34'15" West 170.15 feet to a capped iron pin set;

93.   Thence South 21 degrees 35'30" East 30.00 feet to a capped iron pin set;

94. Thence North 68 degrees 34'15" East 369.22 feet to a capped iron pin set to the point of curvature of a tangent curve to the to the left, having a radius of 337.87 feet and a central angle of 60 degrees 33'01" and a chord of 340.68 feet bearing north 38 degrees 17'44" East;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 7 of 10

95.   Thence northeasterly along said curve 357.06 feet;

96. Thence North 8 degrees 01'39" East 209.20 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the east, having a radius of 360.00 feet, a central angle of 23 degrees 36'52", and a chord of 147.33 feet bearing North 19 degrees 49'43;

97.   Thence northerly along said curve 148.37 feet;

98. Thence North 31 degrees 38'09" East 89.07 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the southeast, having a radius of 370.00 feet, a central angle of 56 degrees 17'01", and a cord of 349.03 feet bearing North 59 degrees 46'08 East;

99.   Thence northeasterly along said curve 363.47 feet;

100.  Thence South 70 degrees 54'13" East 1.77 feet to a capped iron pin set;

101. Thence North 88 degrees 50'02" East 711.58 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the south, having a radius of 410.00 feet, a central angle of 21 degrees 54'10", and a chord of 155.78 feet bearing South 80 degrees 12'55" East;

102.  Thence easterly along said curve 156.73 feet;

103. Thence South 69 degrees 15'50" East 113.88 feet to a capped iron pin set to the point of curvature of a tangent curve to the to the right, having a radius of 410.00 feet and a central angle of 48 degrees 05'50" and a chord of 334.16 feet bearing South 45 degrees 12'55" East;

104.  Thence southeasterly along said curve 344.18 feet;

105.  Thence South 21 degrees 10'00" East 50.00 feet to a capped iron pin set;

106.  Thence South 15 degrees 08'17" East 190.43 feet to a capped iron pin set;

107.  Thence South 21 degrees 10'00" East 32.19 feet to a capped iron pin set;

108. Thence South 68 degrees 50'17" West departing said Lake Terminal Railroad Company's land 0.84 foot to a capped iron pin set;

109.  Thence North 21 degrees 11'20" West 80.65 feet to a capped iron pin set;

110.  Thence North 21 degrees 13'12" West 52.54 feet to a capped iron pin set;

111.  Thence North 21 degrees 08'57" West 57.94 feet to a capped iron pin set;

112.  Thence North 23 degrees 00'59" West 140.59 feet to a capped iron pin set;

113.  Thence North 33 degrees 08'19" West 44.58 feet to a capped iron pin set;

114.  Thence North 39 degrees 56'50" West 50.29 feet to a capped iron pin set;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 8 of 10

115.  Thence North 47 degrees 46'53" West 53.51 feet to a capped iron pin set;

116.  Thence North 55 degrees 53'48" West 62.69 feet to a capped iron pin set;

117.  Thence North 65 degrees 47'38" West 61.56 feet to a capped iron pin set;

118.  Thence North 73 degrees 32'29" West 77.48 feet to a capped iron pin set;

119.  Thence North 78 degrees 44'22" West 83.24 feet to a capped iron pin set;

120.  Thence North 81 degrees 57'40" West 45.48 feet to a capped iron pin set;

121. Thence North 88 degrees 04'46" West 56.36 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the southeast, having a radius of 230.31 feet, a central angel of 16 degrees 47'33", and a chord of 67.26 feet bearing South 67 degrees 10'40" West;

122.  Thence southwesterly along said curve 67.50 feet;

123. Thence South 58 degrees 46'54" West 10.71 feet to a capped iron pin set to the point of curvature of a non-tangent curve, concave to the southeast, having a radius of 269.14 feet, a central angel of 54 degrees 55'02", and a chord of 248.21 feet bearing South 31 degrees 19'22" West;

124.  Thence southwesterly along said curve 257.97 feet;

125.  Thence South 3 degrees 51'51" West 23.90 feet to a capped iron pin set;

126.  Thence South 1 degrees 11'20" East 317.18 feet to a capped iron pin set;

127.  Thence North 88 degrees 48'40" East 5.55 feet to a capped iron pin set;

128. Thence South 2 degrees 10'14" East 61.89 feet to the point of curvature of a non-tangent curve, concave to the east, having a radius of 425.00 feet, a central angle of 10 degrees 4'58", and a chord of 79.25 feet bearing South 10 degrees 18'45" East;

129. Thence southerly along said curve 79.37 feet to the point of curvature of a non-tangent curve, concave to the west, having a radius of 415.00 feet, a central angle of 19 degrees 46'44, and a chord of 142.55 feet bearing South 6 degrees 36'17" East;

130.  Thence southerly along said curve 143.26 feet;

131.  Thence South 1 degrees 06'27" East 335.63 feet;

132.  Thence South 88 degrees 52'23" West 39.67 feet;

133.  Thence South 0 degrees 39'47" East 161.77 feet to a capped iron pin found;

134.  Thence South 1 degrees 49'42" East 95.25 feet to a capped iron pin found;

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                           Page 9 of 10

135.  Thence South 86 degrees 53'05" East 33.51 feet to a capped iron pin found;

136.  Thence South 0 degrees 53'56" East 729.06 feet to a capped iron pin found;

137.  Thence North 89 degrees 14'07" East 85.78 feet to a capped iron pin found;

138.  Thence South 1 degrees 08'28" East 53.18 feet to a capped iron pin found;

139.  Thence South 88 degrees 57'21" East 11.25 feet to a capped iron pin found;

140.  Thence South 1 degrees 09'55" East 181.68 feet to a capped iron pin found;

141.  Thence South 88 degrees 23'54" West 65.33 feet to a capped iron pin found;

142.  Thence South 1 degrees 11'02" East 82.47 feet to a capped iron pin found;

143.  Thence North 88 degrees 54'59" West 24.27 feet to a capped iron pin found;

144.  Thence South 2 degrees 48'42" East 316.46 feet to a capped iron pin found;

145.  Thence North 86 degrees 40'30" East 14.81 feet to a capped iron pin found;

146.  Thence South 1 degrees 55'06" East 21.15 feet to a capped iron pin found;

147.  Thence South 87 degrees 11'22" West 14.48 feet to a capped iron pin found;

148.  Thence South 2 degrees 48'48" East 2.16 feet to a capped iron pin found;

149.  Thence South 12 degrees 04'28" East 39.53 feet to a capped iron pin found;

150.  Thence North 86 degrees 10'47" East 15.70 feet to a capped iron pin found;

151.  Thence South 3 degrees 11'57" East 192.74 feet to a capped iron pin found;

152. Thence South 37 degrees 24'02" East 148.36 feet to a capped iron pin found;

153.  Thence South 0 degrees 28'00" East 6.63 feet to a capped iron pin found;

154. Thence North 88 degrees 45'33" East 409.24 feet to a capped iron pin found;

155.  Thence South 0 degrees 00'00" East 256.93 feet to a capped iron pin found;

156. Thence South 0 degrees 04'04" West 153.19 feet to the Principal Point of Beginning; said described tract containing 435.3737 Acres, more or less.

      The basis of bearings for this description is the centerline of East 28th Street being North 88 degrees 50'00" East. Capped Iron Pin sat is a 5/8"x30" rebar with yellow "R.E. Warner PS 7055"

Legal Description of                                           REW Job No. 27502
Republic Technologies International                                      7/10/02
Parcel 1 - 435.3737 Acres                                          Page 10 of 10

plastic cap. This description prepared on June 30, 2002, revised on July 10, 2002 by Michael Straub, P.S. 7055 in the State of Ohio of R.E. Warner and Associates, Inc., Westlake, Ohio.

       APPROVED
AS TO DESCRIPTION ONLY

Date August 12, 2002
     --------------------------------------------
           City of Lorain

Per /s/ Kimberly Hoskis
    ---------------------------------------------
     Engineering Department

APPROVED BY THE LORAIN CITY PLANNING
COMMISSION          NO PLAT REQUIRED

/s/ William E. Dobis
-------------------------------------------------
Secretary Lorain City Planning Commission 8-13-02

Legal Description of                                           REW Job No. 27502
Parcel 2                                                                 7/10/02
21.9302 Acres                                                        Page 1 of 4

      Situated in the City of Lorain, County of Lorain, State of Ohio, and being further known as parts of Original Lot Nos. 85, 86, 87, 88, 89, and 90 in Sheffield Township, bounded and described as follows:

      Commencing at the intersection of the centerline of Pearl Avenue and East 28th Street in accordance to Sheffield Land & Improvement Company Subdivision No. 2 as recorded in Volume 4, Page 32 of the Lorain County Plot Records; thence North 1 degrees 10'00" West a distance of 40.00 feet to the Principal Place of
Beginning:

1. Thence South 88 degrees 50'00" West a distance of 241.17 feet along the northerly line of East 28th Street and the southerly line of Sublots 999 through 1003 of Sheffield Land & Improvement Company Subdivision No. 2 to a capped iron pin set;

2.    Thence North 1 degrees 14'20" West 149.86 feet to a capped iron pin set;

3.    Thence South 89 degrees 00'37" West 298.64 feet to a capped iron pin set;

4.    Thence South 1 degrees 10'00" East 25.79 feet to a capped iron pin set;

5. Thence South 88 degrees 50'00" West a distance of 780.00 feet along the northerly line of Sublots No. 980 through 993 and the north end of Globe Avenue to a 1/2" diameter iron pin;

6. Thence North 1 degrees 10'00" West a distance of 74.00 feet along the easterly line and land owned Roman A. Wlaszyn, to a 1/2" diameter iron pin;

7. Thence South 88 degrees 50'00" West a distance of 450.00 feel along said Roman A. Wlaszyn's north line to a 1/2" diameter iron pin;

8. Thence South 1 degrees 10'00" East a distance of 74.00 feet along said Roman A. Wlaszyn's west line to a 1/2" diameter iron pin;

9. Thence South 88 degrees 50'00" West a distance of 650.00 feet along the north line of Sublots 958 through 970 to a 1/2" diameter iron pin at the northwesterly corner of Sublot No. 958;

10. Thence North 1 degrees 10'00" West a distance of 74.00 feet along the westerly line of land owned by USX Corporation and recorded in Deed Volume
      262. Page 400 of the Lorain County Records to a 1/2" diameter iron pin;

11. Thence North 88 degrees 50'00" West a distance of 100.00 feet along the southerly line of said USX Corporation land to a 1/2" diameter iron pin;

12. Thence South 1 degrees 10'00" East a distance of 54.00 feet to 1/2" diameter iron pin at the northeasterly corner of the end of Vine Avenue;

13. Thence South 88 degrees 50'00" West a distance of 80.00 feet along the northerly end of Vine Avenue to a 1/2" diameter iron pin;

Legal Description of                                           REW Job No. 27502
Parcel 2                                                                 7/10/02
21.9302 Acres                                                        Page 2 of 4

14. Thence South 1 degrees 10'00" East a distance of 145.00 feet to a 1/2" diameter iron pin at the southwesterly corner of Sublot No. 1676;

15. Thence South 88 degrees 50'00" West a distance of 250.00 feet along the northerly right-of-way line of East 28th Street to a 1/2" diameter iron pin at the southeasterly corner of Sublot No. 1681;

16. Thence North 1 degrees 10'00" West a distance of 125.00 feet along the east line of Sublot No. 1681 to a 1/2" diameter iron pin at the northeast corner of Sublot No. 1681;

17. Thence South 88 degrees 50'00" West a distance of 690.00 feet along the north line of Sublots No. 1681 through 1693 to a 1/2" diameter iron pin at the southeasterly corner of land owned by Manor Real Estate as recorded in Deed Volume 688, Page 588 of the Lorain County Records;

18. Thence North 1 degrees 10'00" West a distance of 134.00 feet along the east line of said Manor Real Estate land to a 1/2" diameter iron pin at the northeasterly corner of said Manor Real Estate land;

19. Thence North 88 degrees 50'00" East a distance of 225.16 feet along the southerly line of land owned by Lake Terminal Railroad as recorded in Deed Volume 262, Page 419 of the Lorain County Records to a 1/2" diameter iron pin;

20. Thence North 40 degrees 48'13" East a distance of 69.63 feet to a 1/2" diameter iron pin;

21.   Thence North 88 degrees 50'00" East a distance of 578.96;

22. Thence North 70 degrees 56'39" East a distance of 58.11 feet to a 1/2" diameter iron pin;

23. Thence South 1 degrees 10'00" East a distance of 22.60 feet to a 1/2" diameter iron pin;

24. Thence North 88 degrees 50'00" East a distance of 23.70 feet to a 1/2" diameter iron pin;

25. Thence North 1 degrees 10'00" West a distance of 25.50 feet to a 1/2" diameter iron pin;

26. Thence North 88 degrees 50'00" East a distance of 63.00 feet to a 1/2" diameter iron pin;

27. Thence South 1 degrees 10'00" East a distance of 52.50 feet to a 1/2" diameter iron pin;

28. Thence North 88 degrees 50'00" East a distance of 106.00 feet to a 1/2" diameter iron pin;

29. Thence South 15 degrees 12'11" East a distance of 20.62 feet to a -1/2" diameter iron pin in the southerly line of said Lake Terminal Railroad land;

30. Thence North 88 degrees 50'00" East a distance of 5279.67 feet along the southerly line of said Lake Terminal Railroad land to a 1/2" diameter iron pin;

Legal Description of                                           REW Job No. 27502
Parcel 2                                                                 7/10/02
21.9302 Acres                                                        Page 3 of 4

31. Thence North 1 degrees 10'00" West a distance of 29.00 feet to a 1/2" diameter iron pin;

32. Thence North 88 degrees 50'00" East a distance of 159.13 feet along the southerly line of said Lake Terminal Railroad land to a 1/2" diameter iron pin;

33. Thence South 1 degrees 10'00" East a distance of 29.00 feet to a 1/2" diameter iron pin;

34. Thence North 88 degrees 50'00" East a distance of 547.50 feet along the southerly line of said Lake Terminal Railroad land to a 1/2" diameter iron pin;

35. Thence South 1 degrees 10'00" East a distance of 114.00 feet a 1/2" diameter iron pin;

36. Thence South 88 degrees 50'00" West a distance of 80.00 feet along the northerly end of Oakwood Avenue to a 1/2" diameter iron pin;

37. Thence South 1 degrees 10'00" East a distance of 45.00 feet along the westerly right-of-way line of Oakwood Avenue to a 1/2" diameter iron pin;

38. Thence South 88 degrees 50'00" West a distance of 150.00 feet through Sublots No. 64 & 65 and into Sublot No. 63 to a 1/2" diameter iron pin;

39. Thence South 1 degrees 10'00" East a distance of 100.00 feet to a 1/2" diameter iron pin in the northerly right of way of East 28th Street;

40. Thence South 88 degrees 50'00" West a distance of 640.00 feet along the northerly right-of-way of East 28th Street to a 1/2" diameter iron pin;

41. Thence North 1 degrees 10'00" West a distance of 199.00 feet through Sublot No. 50 to a 1/2" diameter iron pin;

42. Thence South 88 degrees 50'00" West a distance of 1360.00 feet to a 1/2" diameter iron pin;

43. Thence South 1 degrees 10'00" East a distance of 64.00 feet to a 1/2" diameter iron pin;

44. Thence South 88 degrees 50'00" West a distance of 280.00 feet to a 1/2" diameter iron pin;

45. Thence North 1 degrees 10'00" West a distance of 64.00 feet to a 1/2" diameter iron pin;

46. Thence South 88 degrees 50'00" West a distance of 200.00 feet to a 1/2" diameter iron pin;

47. Thence South 1 degrees 10'00" East a distance of 64.00 feet to a 1/2" diameter iron pin;

48. Thence South 88 degrees 50'00" West a distance of 375.00 feet to a 1" diameter iron pin in the easterly line of land owned by United States Steel Credit Union as recorded in Volume 1110. Page 642, Deed Volume 650, Page 573 and Volume 868, Page 181, of the Lorain County Records;

Legal Description of                                           REW Job No. 27502
Parcel 2                                                                 7/10/02
21.9302 Acres                                                        Page 4 of 4

49. Thence North 1 degrees 10'00" West a distance of 64.00 feet along the easterly line of said United States Steel Credit Union land to a 1" diameter iron pin;

50. Thence South 88 degrees 50'00" West a distance of 125.00 feet along the easterly line of said United States Steel Credit Union land to a 1" diameter iron pin;

51.   Thence South 1 degrees 10'00" East 91.01 feet to a capped iron pin set;

52.   Thence South 88 degrees 50'00" West 135.19 feet to a capped iron pin set;

53.   Thence North 00 degrees 17'28" West 86.01 feet to a capped iron pin, set;

54.   Thence South 89 degrees 02'40" West 165.76 feet to a capped iron pin set;

55.   Thence South 1 degrees 10'00" East 194.60 feet to a capped iron pin set;

56. Thence South 88 degrees 50'00" West 40.00 feet to the Principal Place of Beginning; said described tract containing 21.9302 acres, more or less.

      The basis of bearings for this description is the centerline of East 28th Street being North 88 degrees 50'00" East. Capped Iron Pin set is a 5/8" x 30" rebar with yellow "R.E. Warner PS 7055" plastic cap. This description prepared on June 26, 2002, revised July 10, 2002, by Michael Straub, P.S. 7055 in the State of Ohio of R.E. Warner & Associates, Inc., Westlake, Ohio.

          APPROVED                         APPROVED BY THE LORAIN CITY PLANNING
  AS TO DESCRIPTION ONLY                   COMMISSION           NO PLAT REQUIRED

Date August 8, 2002                        /s/ William E. Dobis
     ---------------------------------     -------------------------------------
                City of Lorain             Secretary Lorain City Planning
                                           Commission 8-9-02

Per /s/ Kimberly Hoskis
    ----------------------------------
              Engineering Department

Legal Description of                                           REW Job No. 27502
Parcel 3 - Substation Parcel                                             7/10/02
0.6199 Acres                                                         Page 1 of 2

      Situated in the City of Lorain, State of Ohio, and known as being part of Original Lot 83 of Sheffield Township, and being further described as follows:

      Commencing at the intersection of the centerline of Grove Avenue and East 28th Street in accordance to Sheffield Land & Improvement Company Subdivision No. 4 as recorded in Volume 6, Page 3 of the Lorain County Plat Records, thence North 1 degrees 10'00" West a distance of 299.00 feet along the projected centerline of Grove Avenue to a point in the southerly line of land owned by Lake Terminal Railroad as recorded in Volume 262, Page 419 of the Lorain County Deed Records, projected westerly, thence North 88 degrees 50'00" East a distance of 700.27 feet to a capped iron pin and being the Principal Place of Beginning;

1. Thence North 0 degrees 47"43" West 33.00 feet to a capped iron pin set at a southwesterly corner of lands of Lake Terminal Railroad as described in Deed Volume 262, Page 419 and Deed Volume 589, Page 167 of Lorain County Records;

2. Thence North 88 degrees 50'00" East along a southerly line of said Lake Terminal Railroad lands 159.13 feet to a capped iron pin set at an angle point in said southerly line;

3.    Thence South 1 degrees 10'00" East in said Lake Terminal Railroad lands
      33.00 feet to a capped iron pin set at an angle point therein;

4. Thence North 88 degrees 50'00" East in a southerly line of said Lake Terminal Railroad lands 2.30 feet to a capped iron pin set;

5. Thence South 1 degrees 20'28" East 134.00 feet to a capped iron pin set in the southerly line of those USX Corporation lands described in Deed Volume 849, Page 472 of Lorain County Records;

6. Thence South 88 degrees 50'00" West in said USX southerly line 162.93 feet to a capped iron pin set;

7. Thence North 0 degrees 47'40" West 134.00 feet to the to the Principal Place of Beginning; said described tract containing 0.6199 acre, more or less.

      The basis of bearings for this description is the centerline of East 28th Street being North 88 degrees 50'00" East. Capped Iron Pin set is a 5/8" x 30" rebar with yellow "E. Warner PS 7055" plastic cap. This description prepared on June 27, 2002, revised July 10, 2002, by Michael Straub, P.S. 7055 in the State of Ohio of R.E. Warner and Associates, Inc. Westlake, Ohio.

          APPROVED                         APPROVED BY THE LORAIN CITY PLANNING
  AS TO DESCRIPTION ONLY                   COMMISSION           NO PLAT REQUIRED

Date August 8, 2002                        /s/ William E. Dobis
     ---------------------------------     -------------------------------------
                City of Lorain             Secretary Lorain City Planning
                                           Commission 8-9-02

Per /s/ Kimberly Hoskis
    ----------------------------------
              Engineering Department

Legal Description of                                           REW Job No. 27502
Parcel 3 - Substation Parcel                                             7/10/02
0.6199 Acres                                                         Page 2 of 2

                                        2